UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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UNIVERSAL TRUCKLOAD SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNIVERSAL TRUCKLOAD SERVICES, INC.

12755 E. Nine Mile Road

Warren, Michigan 48089

April 29, 2014

To all Our Shareholders:

The Board of Directors joins us in inviting you to attend our Annual Meeting of Shareholders. The meeting will be held at 12755 E. Nine Mile Road, Warren, Michigan, 48089, on June 3, 2014. The meeting will begin at 10:00 a.m. (local time).

In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2013 and the first quarter of 2014. Our performance for the year ended December 31, 2013 is discussed in the enclosed 2013 Annual Report to Shareholders.

We hope you will be able to attend the meeting and look forward to seeing you there.

Sincerely,

/s/ H. E. “Scott” Wolfe
H. E. “Scott” Wolfe
Chief Executive Officer

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Shareholders’ Meeting to Be Held on June 3, 2014

Universal Truckload Services, Inc. is providing access to its proxy materials both by sending you this full set of materials and by notifying you of the availability of its proxy materials on the Internet. You may access the 2013 Annual Report and Proxy Statement as of the date the proxy materials are first sent to our shareholders at http://www.proxyvote.com.

UNIVERSAL TRUCKLOAD SERVICES, INC.

12755 E. Nine Mile Road

Warren, Michigan 48089

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 3, 2014

TO THE SHAREHOLDERS OF UNIVERSAL TRUCKLOAD SERVICES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Universal Truckload Services, Inc., a Michigan corporation, or the Company, will be held at 12755 E. Nine Mile Road, Warren, Michigan, 48089, on June 3, 2014. The meeting will begin at 10:00 a.m. (local time), for the following purposes:

1.	To elect ten Directors for the coming year.

2.	To ratify the appointment of BDO USA, LLP to serve as our independent registered public accountants for our year ending December 31, 2014.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.

4.	To approve the 2014 Amended and Restated Stock Incentive Plan, including the material terms of the performance goals under such plan.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only holders of record of the Company’s common stock at the close of business on April 14, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to allow further solicitation of proxies by the Company. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting.

Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please vote promptly by following the instructions in this Proxy Statement or on the Proxy Card that was mailed to you.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steven A. Fitzpatrick
Steven A. Fitzpatrick
Secretary

Warren, Michigan

April 29, 2014

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING PLEASE EXECUTE YOUR VOTE PROMPTLY BY ENTERING YOUR VOTING INSTRUCTIONS AT 1-800-690-6903, ON THE INTERNET AT WWW.PROXYVOTE.COM, OR COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

UNIVERSAL TRUCKLOAD SERVICES, INC.

12755 E. NINE MILE ROAD

WARREN, MICHIGAN 48089

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 3, 2014

Solicitation of Proxies and Date, Time and Place of Annual Meeting

This Proxy Statement is first being sent to the Shareholders of Universal Truckload Services, Inc. on or about April 29, 2014, in connection with the solicitation of proxies by our Board of Directors to be voted at our Annual Meeting of Shareholders, or the Annual Meeting, which is scheduled to be held at 12755 E. Nine Mile Road, Warren, Michigan, 48089, on June 3, 2014. The meeting will begin at 10:00 a.m. (local time) as set forth in the attached notice. A proxy card is enclosed.

Cost of Solicitation

The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be paid by us. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview, and we will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We have retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies, for which the estimated cost is $7,000 plus reasonable out-of-pocket expenses. We will arrange with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and will reimburse them for their expenses in so doing.

Record Date

The record date for our Annual Meeting is the close of business on April 14, 2014, which we will refer to as the Record Date. Only holders of record of our common stock, no par value, or the Common Stock, on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the Record Date, there were 30,103,190 shares of Common Stock outstanding, all of which are entitled to one vote per share at the Annual Meeting.

Voting

A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please execute your vote promptly. You may enter your voting instructions at 1-800-690-6903, on the internet at www.proxyvote.com, or you may sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting.

If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted (i) FOR approval of the proposals: (a) to elect ten Directors to serve until the next Annual Meeting in 2015 and until their successors are elected and qualified or until their earlier resignation, removal from office or death, (b) to ratify the appointment of BDO USA, LLP, or BDO, to serve as our independent registered public accountants for the year ending December 31, 2014, (c) to approve, on an advisory basis, the compensation of our named executive officers, and (d) to approve the 2014 Amended and Restated Stock Incentive Plan, including the material terms of the performance goals under such plan.

How do I revoke my proxy?

Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner, which we call a “broker non-vote.”

What are my voting rights?

Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the shareholders at the Annual Meeting. Shareholders are not entitled to cumulative voting in the election of directors. In the election of directors, a plurality of shares voted, either in person or by proxy, is required. This means that the nominees for election as directors who receive the highest number of votes at the Annual Meeting will be elected as directors. The ratification of the appointment of BDO as independent registered public accountants will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. Proposal 3 is an advisory vote which is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). This means that while we ask shareholders to approve resolutions regarding Say on Pay, this is not an action that requires shareholder approval. We will report the results of the shareholder vote on this proposal based on the number of shares cast. If more shares vote “FOR” the Say on Pay proposal than vote “AGAINST,” we will consider that the proposal was approved. Although the advisory vote on Proposal 3 is non-binding, our Board and the Compensation and Stock Options Committee will review the result of this vote and take it into account in making a determination concerning executive compensation. The approval of the 2014 Amended and Restated Stock Incentive Plan, including the material terms of the performance goals under such plan, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted in determining whether a proposal has been approved.

Proposals of Shareholders

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which we may refer to as Exchange Act, any shareholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Shareholders to be held in 2015 must set forth such proposal in writing and file it with our Secretary no later than December 31, 2014, the date that is 120 days before May 1, 2015. Further, pursuant to Rule 14a-4, if a shareholder fails to notify us of a proposal before March 16, 2015, the date that is 45 days before May 1, 2015, such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

Executive Office

Our executive office is located at 12755 E. Nine Mile Road, Warren, Michigan 48089. Our telephone number is (586) 920-0100.

Financial Information Available

A copy of our Annual Report on Form 10-K for the year ended December 31, 2013, including the consolidated financial statements, may be obtained without charge by writing to our Secretary at the above address. The Annual Report is also available on our website at www.goutsi.com in the Investor Relations section under the heading, “Annual Reports.”

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors, which we may refer to as the Board, is currently composed of the following ten directors: Donald B. Cochran, Matthew T. Moroun, Manuel J. Moroun, Frederick P. Calderone, Joseph J. Casaroll, Daniel J. Deane, Michael A. Regan, Daniel C. Sullivan, Richard P. Urban and Ted B. Wahby. The Directors’ terms will expire upon the election and qualification of directors at the Annual Meeting to be held on June 3, 2014. At each annual meeting of shareholders, directors will be elected for a full term until the next annual meeting of shareholders, to succeed those directors whose terms are expiring.

Our Second Amended and Restated Bylaws provide that the number of directors on the Board shall be fixed from time to time and determined by the Board of Directors serving at the time; provided, that the number of directors shall be no less than one and no more than thirteen, and that the number of directors shall not be reduced so as to shorten the terms of any directors at that time in office. The number of directors is currently set at ten. The directors are elected at each annual meeting of the shareholders, each to hold office until the next annual meeting of shareholders and until a successor is elected, or until his or her resignation, death or removal from office. It is intended by the Board that proxies received will be voted to elect the ten directors named below to serve until the next annual meeting of shareholders and until a successor is elected, or until his or her resignation, death or removal from office.

The Board has nominated Donald B. Cochran, Matthew T. Moroun, Manuel J. Moroun, Frederick P. Calderone, Joseph J. Casaroll, Daniel J. Deane, Michael A. Regan, Daniel C. Sullivan, Richard P. Urban and Ted B. Wahby as directors, each to serve until the 2015 annual meeting of shareholders. THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. COCHRAN, MATTHEW T. MOROUN, MANUEL J. MOROUN, CALDERONE, CASAROLL, DEANE, REGAN, SULLIVAN, URBAN AND WAHBY BE ELECTED AT THE ANNUAL MEETING AS DIRECTORS.

Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Director. If any nominee declines or is unable to accept such nomination to serve as a director, events which the Board does not now expect, the proxies reserve the right to vote for another person as a Board nominee. The proxy solicited hereby will not be voted to elect more than ten directors.

The ten nominees for directors receiving a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote will be elected as directors, provided a quorum is present. Certain information about all of the directors and nominees for director is furnished below. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

MANAGEMENT—DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of the date of this Proxy Statement, the names and ages of our directors and executive officers and the positions they hold. All of the directors listed below are nominees for director as listed herein. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
H. E. “Scott” Wolfe	68	Chief Executive Officer
Donald B. Cochran	63	President and Vice-chairman of the Board of Directors (1)(4)
David A. Crittenden	51	Chief Financial Officer and Treasurer
Matthew T. Moroun	40	Chairman of the Board of Directors (1)(3)(4)
Manuel J. Moroun	86	Director (1)(3)
Frederick P. Calderone	63	Director (1)
Joseph J. Casaroll	77	Director (1)(2)
Daniel J. Deane	58	Director (1)
Michael A. Regan	59	Director (1)
Daniel C. Sullivan	73	Director (1)
Richard P. Urban	72	Director (1)(2)
Ted B. Wahby	83	Director (1)(2)(3)(4)(5)

(1)	Director currently nominated for re-election.
(2)	Member of Audit Committee.
(3)	Member of Compensation and Stock Option Committee.
(4)	Member of Executive Committee.
(5)	Chairman of the Audit Committee.

Directors of the Company

In addition to certain biographical information about each director, listed below is the specific experience, qualifications, attributes and/or skills that led the Board to conclude that the person should serve as a director of our Company.

Donald B. Cochran, age 63. Mr. Cochran has been our President and a director since our formation in December 2001 and is currently a member of our Executive Committee and Vice Chairman of our Board. Previously, Mr. Cochran served as our Chief Executive Officer from December 2001 through December 2012, and as the President of Universal Am-Can, Ltd., one of our subsidiaries, from October 1995 through March 2006. Mr. Cochran has had responsibility for the managerial oversight of the operating companies that now make up Universal Truckload Services, Inc. since October 1995. Mr. Cochran also serves on the board of the Detroit International Bridge Company. Mr. Cochran is also a member of the Board of Directors of the Truckload Carriers Association and has held several committee assignments with that organization. Mr. Cochran’s significant expertise with the asset-light transportation model, coupled with his personal leadership and experience in the Company’s management, provide him with valuable insight into our business risks and opportunities.

Matthew T. Moroun, age 40. Mr. Moroun has served as a director and as the Chairman of our Board of Directors since 2004 and is a member of our Executive Committee and Compensation and Stock Option Committee. Mr. Moroun has served as Vice Chairman and as a director of CenTra, Inc., a holding company based in Warren, Michigan, since 1993. Mr. Moroun is the principal shareholder and has served as Chairman of Oakland Financial Corporation, an insurance and real estate holding company based in Sterling Heights, Michigan, and its subsidiaries, since 1996. Mr. Moroun is a principal shareholder in other family owned businesses engaged in providing transportation services. Mr. Moroun has served on the Board of P.A.M Transportation Services, Inc. (NASDAQ: PTSI) since 1992 and as Chairman of that Board since 2007. Matthew T. Moroun is the son of Manuel J. Moroun. Mr. Moroun’s extensive leadership experience with businesses providing transportation and logistics services brings invaluable perspective and insight to the Board’s role of evaluating the Company’s business planning and performance.

Manuel J. Moroun, age 86. Mr. Moroun has been a director on our Board of Directors since 2004. Mr. Moroun is a principal shareholder of CenTra, Inc., a holding company based in Warren, Michigan and has served as Chief Executive Officer of CenTra since 1970. Mr. Moroun is a principal shareholder in other family owned businesses engaged in providing transportation services. Mr. Moroun has served as a director of P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) since 2002. Manuel J. Moroun is the father of Matthew T. Moroun. With over 50 years experience in starting and managing transportation businesses, Mr. Moroun brings the perspective and insight of a successful transportation entrepreneur to the Board’s role in evaluating the Company’s business planning and performance.

Frederick P. Calderone, age 63. Mr. Calderone was appointed to our Board of Directors in December 2009. For over 20 years, Mr. Calderone has served as a Vice President of CenTra, Inc., a transportation holding company headquartered in Warren, Michigan. Prior to joining CenTra, Mr. Calderone was a partner with Deloitte, Haskins, & Sells, Certified Public Accountants (now Deloitte & Touche LLP). Mr. Calderone has also served as a director of P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) since May 1998. Mr. Calderone is a certified public accountant and an attorney. With his thorough understanding of financial reporting, generally accepted accounting principles, financial analytics, taxation and budgeting, Mr. Calderone brings to the Board expertise in accounting and finance.

Joseph J. Casaroll, age 77. Mr. Casaroll has served as a director on our Board of Directors since November 2004 and is currently a member of our Audit Committee. Mr. Casaroll served as Vice President and General Manager of F.C.S., Inc., a multi-level railcar loading and unloading, automotive yard management and railcar-maintenance company, from October 2000 to May 2002. Previously, Mr. Casaroll held various positions at General Motors from 1959 through 1998. Mr. Casaroll has also served as a director of P.A.M. Transportation Services, Inc. from June 1998 to September 2000. Mr. Casaroll’s significant experience in various senior-level positions provides him with a unique perspective from which to evaluate both our financial and operational risks and opportunities.

Daniel J. Deane, age 58. Mr. Deane was appointed to our Board of Directors in July 2009. Mr. Deane has been the President of Nicholson Terminal & Dock Company since June 1990, and previously served as its Vice President and General Manager since 1980. He also serves as the President of Shamrock Chartering Company, and has been a Member of the Society of Naval Architects and Marine Engineers since 1985. Mr. Deane is also a Member of the International Stevedoring Council. Previously Mr. Deane served on the Board of Southern Wayne County Regional Chamber and was a past President of the Port of Detroit Operators Association. Mr. Deane’s background in the transportation industry gives him an in-depth understanding of our business and offers a valuable resource to the Board.

Michael A. Regan, age 59. Mr. Regan has served as a director on our Board of Directors since April 2013. Mr. Regan is the Chief Relationship Development Officer of TranzAct Technologies, Inc., a privately held logistics information company that he co-founded in 1984. Mr. Regan was CEO and Chairman of the Board for TranzAct Technologies until 2011. Prior to starting TranzAct, Mr. Regan worked for Bank of America, PriceWaterhouse and the Union Pacific Corporation. He is a certified public accountant with a B.S.B.A. from the University of Illinois at Urbana-Champaign. He serves or has served on the boards of numerous industry groups including the American Society of Transportation & Logistics, National Industrial Transportation League and the National Association of Strategic Shippers. He is the past Chairman of the Transportation Intermediaries Association Foundation. Mr. Regan’s extensive experience in the logistics industry and his background and experience in both internal and external auditing make him uniquely qualified to serve on our Board.

Daniel C. Sullivan, age 73. Mr. Sullivan has served as a director on our Board of Directors since November 2004. Mr. Sullivan has been a practicing attorney, specializing in transportation law for more than 40 years, and has been a partner with the law firm of Sullivan Hincks & Conway since 1970. Mr. Sullivan has also has served on the board of P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) since 1986. Mr. Sullivan’s background as an attorney and his knowledge of transportation law makes him well prepared to offer valuable insight into our business risks and opportunities.

Richard P. Urban, age 72. Mr. Urban has served as a director on our Board of Directors since November 2004. He was a consultant with Urban Logistics Inc, a consulting firm, from November 2000 through 2004. Prior to 2000, Mr. Urban was an executive in various supply and logistics capacities at DaimlerChrysler AG and several of its predecessor companies. He is a member of our Audit Committee. Mr. Urban brings to the Board a comprehensive understanding of the challenges and opportunities of the transportation industry. His management experience and oversight of supply and logistics operations provide him with valuable insight into our financial affairs.

Ted B. Wahby, age 83. Mr. Wahby has served as a director on our Board of Directors since December 2004 and is currently the Chairman of our Audit Committee and a member of our Executive and Compensation and Stock Option Committees. Mr. Wahby has been the Treasurer of Macomb County, Michigan, since January 1995. Previously, Mr. Wahby was the Mayor of the City of St. Clair Shores, Michigan from 1983 to 1995, and held various positions at Comerica Bank from 1952 through 1983, including serving as Vice President. Mr. Wahby also serves as the Chairman of the Board of McLaren Medical Center—Macomb and previously served on the Finance and Audit Committees of the Board of Trustees of Ferris State University. Mr. Wahby’s diverse experience in corporate, educational, and political fields provides him with a unique perspective from which to evaluate both our financial and operational business risks and opportunities.

Executive Officers of the Company

H. E. “Scott” Wolfe, age 68. Mr. Wolfe was elected to serve as our Chief Executive Officer in December 2012. Mr. Wolfe had previously been President and Treasurer of LINC Logistics Company, or LINC, and its chief executive officer, since its formation in March 2002, and was a director since July 2007. Mr. Wolfe led the development of Logistics Insight Corp., a wholly-owned subsidiary, and has been President and Treasurer of this subsidiary since its formation in 1992. Before 1992, Mr. Wolfe was responsible for pricing and marketing at Central Transport International, Inc. Earlier in his career, he was manager of inbound transportation at American Motors Corporation, where he established that company’s first corporate programs for logistics and transportation management. For 15 years, Mr. Wolfe was employed at General Motors, where he held various plant, divisional and corporate responsibilities. Mr. Wolfe has taught college courses in logistics and transportation management. He brings to the company significant expertise with the asset-light business model and extensive personal leadership skills.

Donald B. Cochran, age 63. Mr. Cochran has been our President and a director since our formation in December 2001 and is currently a member of our Executive Committee and Vice Chairman of our Board. Previously, Mr. Cochran served as our Chief Executive Officer from December 2001 through December 2012, and as the President of Universal Am-Can, Ltd., one of our subsidiaries, from October 1995 through March 2006. Mr. Cochran has had responsibility for the managerial oversight of the operating companies that now make up Universal Truckload Services, Inc. since October 1995.

David A. Crittenden, age 51. Mr. Crittenden was elected to serve as our Chief Financial Officer and Treasurer in December 2012. Previously, Mr. Crittenden was the Chief Financial Officer of LINC, the position he held since joining the company in August 2006. Mr. Crittenden has also served as an executive officer and a director for several of the various operating subsidiaries that made up LINC. Before joining in 2006, Mr. Crittenden served as Vice President of Corporate Finance and Assistant Treasurer of MSX International, Inc., a portfolio company of a Citicorp-related private equity firm that delivers a variety of business, product development and aftermarket services globally. Mr. Crittenden joined MSX International at its inception in 1997, following its spinout from MascoTech, Inc. (at the time, an NYSE-listed company), where he was responsible for various corporate development and corporate finance programs. Mr. Crittenden’s career involves extensive international experience in corporate development and finance. Mr. Crittenden received a B.B.A. in finance and accounting and an M.B.A. in finance and strategic planning from The University of Michigan’s Ross School of Business and is a member of Financial Executives International.

Key Relationships

Matthew T. Moroun, the Chairman of our Board of Directors, is the son of Manuel J. Moroun, also one of our directors. Matthew T. Moroun and trusts controlled by Mr. Moroun and his father, Manuel J. Moroun, together own 23,424,832 shares, or 77.82% of the shares of our Common Stock, and hold these shares as one block of shares for voting purposes.

Information Regarding Board of Directors and Committees

Our business and property are managed under the direction of our Board of Directors. The Board held seven formal meetings during 2013. Five were regular meetings and two were special meetings. During 2013, all of the members of our Board of Directors, with the exception of Mr. Matthew T. Moroun who was excused for good reason, attended over 75% of the aggregate of the formal meetings of the Board and the committee meetings on which they sit.

Our Board currently consists of ten directors. Our Board has determined that each of Messrs. Casaroll, Deane, Regan, Urban and Wahby is “independent,” as defined under and required by the federal securities laws and the rules of The NASDAQ Global Select Market. Each of our directors is standing for reelection at the Annual Meeting.

Because more than fifty percent (50%) of the voting power of our company is controlled by Matthew T. Moroun and trusts controlled by Mr. Moroun and his father, Manuel J. Moroun, we have elected to be treated as a “controlled company” in accordance with the rules of The NASDAQ Global Select Market. Accordingly, we are not required to comply with The NASDAQ Global Select Market rules which would otherwise require a majority of our Board to be comprised of independent directors and require our Board to have a compensation committee and a nominating and corporate governance committee comprised of independent directors.

We encourage all Board members to attend our annual shareholders’ meeting. Failure to attend annual meetings without good reason is a factor considered in determining whether to renominate a current Board member. All Board members, except Mr. Manuel J. Moroun, who was excused for good reason, attended our annual shareholders’ meeting for 2013 held on June 7, 2013.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors oversees the Company’s business objectives and strategies, and is currently made up of ten directors. There is one management representative on the Board, our President, and nine remaining directors, including the Chairman of the Board. The Chairman of the Board appoints committees of the Board, acts as a liaison with shareholders and non-employee directors, and oversees the actions of executive management. The Chief Executive Officer is responsible for seeing that all orders and resolutions of the Board of Directors are carried into effect and for the general powers of supervision and management over the day-to-day operations of the Company. The Board believes that risk oversight is one of the areas in which having two separate individuals serve as Chairman of the Board and Chief Executive Officer is important in order to ensure that views that may differ from those of management are expressed. The Board also has standing Executive, Audit, and Compensation and Stock Option Committees.

Like many companies, we face a variety of risks, including credit risks, liquidity risks, operational risks, and other events beyond our reasonable control, many of which are further described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. It is the responsibility of management to develop and implement strategies to manage these risks and the Board, as a whole, has oversight responsibility for the Company’s overall strategic and operational risks. To assist in addressing the oversight of certain risks, the Board has also established an Audit Committee and a Compensation and Stock Option Committee.

Periodically, the Board’s Audit Committee meets with management and the Company’s independent registered public accountants and discusses: (a) current business trends affecting the Company; (b) the major risks facing the Company; (c) the steps management has taken to monitor and control such risk factors; and (d) the adequacy of internal controls that could significantly affect the Company’s financial statements. The Compensation and Stock Option Committee reviews and assesses the Company’s compensation programs and their effectiveness by aligning the interest of programs with the interest of our shareholders. The Board believes that its current leadership structure assures the appropriate level of management oversight and independence.

Shareholder Communications

We encourage shareholder communications with directors. Shareholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to any of them or the entire Board in care of Steven A. Fitzpatrick, Secretary, Universal Truckload Services, Inc., 12755 E. Nine Mile Road, Warren, Michigan 48089. All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the person to whom it is addressed.

The standing committees of our Board of Directors currently consist of an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee.

Executive Committee

Our Executive Committee for the current term is composed of Messrs. Cochran, Matthew Moroun and Wahby. The Executive Committee held no meetings in 2013.

Audit Committee

Our Audit Committee is governed by a written charter, which is also available free of charge on our website, www.goutsi.com, in the Investor Relations section under the heading, “Corporate Governance.”

Our Audit Committee for the current term is composed of Messrs. Casaroll, Urban and Wahby, with Mr. Wahby serving as Chairman. Our Board has determined that Messrs. Casaroll, Urban and Wahby are “independent” as defined under and required by the federal securities laws and the rules of The Nasdaq Global Select Market, including Rule 10A-3(b)(i) under the Exchange Act. That is, the Board has determined that none of them has a relationship with us that may interfere with their independence from us and our management. During 2013, the Audit Committee met nine times. Four were regular meetings and five were special meetings.

The principal duties and responsibilities of our Audit Committee are as follows:

•	to review and discuss with management the annual and quarterly financial statements, internal control reports, and other relevant reports submitted by the independent registered public accountants;

•

to review with management and the independent registered public accountants each Quarterly Report on Form 10-Q and recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K;

•	to review earnings press releases with management;

•	to select, evaluate, oversee, compensate, annually review the performance of and, when appropriate, replace the independent registered public accountants;

•	to review any problems or difficulties that the independent registered public accountants bring to its attention and management’s response thereto;

•	to review the independent registered public accountants’ audit report and management’s report on internal controls over financial reporting;

•

to discuss with the independent registered public accountants all critical accounting policies and practices, all alternative treatments of financial information, material written communication between the independent registered public accountants and management and the quality of our accounting principles;

•

to obtain and review, at least annually, an independent registered public accountants’ report describing the independent registered public accountants’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review of the independent registered public accountants or any inquiry by governmental authorities, and all relationships between us and the independent registered public accountants;

•

to review and pre-approve both audit and nonaudit services to be provided by the independent registered public accountants, and to engage in dialogue with the independent registered public accountants regarding any services or relationships which might impact the independent registered public accountants’ objectivity;

•	to review and approve related party transactions;

•	to establish and maintain procedures to receive, retain and process complaints regarding accounting, internal accounting controls, or auditing matters;

•	to review the activities and qualifications of the internal audit function; and

•	to report periodically to our full Board with respect to any issues raised by the foregoing.

Our Board has determined that Mr. Wahby qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Securities and Exchange Commission, or SEC, and has the “financial sophistication” required under the rules of The Nasdaq Global Select Market. Under SEC regulations, a person who is determined to be an audit committee financial expert will not be deemed an expert for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, or the Securities Act, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not (i) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation or identification or (ii) affect the duties, obligations or liability of any other member of the Audit Committee or Board.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee assists the Board in overseeing the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 with management, including a discussion of the adequacy and quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee discussed with BDO, the Company’s independent registered public

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Universal Truckload Services, Inc. under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

accounting firm for the fiscal year ended December 31, 2013, which is responsible for expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles, the judgment of BDO as to the acceptability and quality of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed and reviewed with BDO the results of BDO’s audit of the financial statements and internal control over financial reporting. In addition, the Audit Committee has received from BDO the written disclosures and the letter required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its own independence from management and the Company. The Audit Committee also considered whether the provision of non-audit services was compatible with maintaining BDO’s independence.

The Audit Committee discussed with BDO the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accountants with and without management present, to discuss the results of its audit, its evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee held nine meetings during the fiscal year ended December 31, 2013.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Audit Committee:

Joseph J. Casaroll

Richard P. Urban

Ted B. Wahby, Chairman

Compensation and Stock Option Committee

Our Board has adopted a written charter for the Compensation and Stock Option Committee. The Compensation and Stock Option Committee Charter is posted on our website, www.goutsi.com, in the Investor Relations section under “Corporate Governance”, and is available free of charge through our website.

Our Compensation and Stock Option Committee for the current term of the Board is composed of Matthew T. Moroun, Manuel J. Moroun and Ted B. Wahby. Messrs. Matthew T. Moroun and Manuel J. Moroun are not independent directors.

The principal duties of the Compensation and Stock Option Committee are as follows:

•	to determine, or recommend for determination by our Board of Directors, the compensation of our chief executive officer and other executive officers;

•	to establish, review and consider employee compensation policies and procedures;

•	to review and approve, or recommend to our Board of Directors for approval, any employment contract or similar arrangement between the company and any executive officer of the Company; and

•	to review, monitor, and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans.

The Compensation and Stock Option Committee does not use the services of compensation consultants in determining or recommending executive officer and/or director compensation.

The Compensation and Stock Option Committee met one time during 2013, at which the Committee approved the Compensation and Stock Option Committee Report on Executive Compensation to be included in the 2013 Proxy Statement.

Director Nomination Process

The Board of Directors has no standing nominating committee or any committee performing the functions of a nominating committee. The Board believes that, based on the evaluations conducted by its members, as described below, it is not necessary to have a standing nominating committee at this time. The full Board recommends nominees for the position of director, for shareholder consideration. Our Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. The Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. In selecting director nominees, the directors take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen, and personal and professional integrity. The directors believe that continuity in leadership and Board tenure will maximize the Board’s ability to exercise meaningful Board oversight. The directors generally consider as potential candidates those incumbent directors interested in standing for reelection whom the directors believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings. The directors also consider compliance with independence rules as mandated by federal securities laws and the rules of The Nadsaq Global Select Market, and the need to have at all times at least one “audit committee financial expert” who possesses the requisite “financial sophistication” for such a role.

Shareholder Recommendations for Director Nominees

It is generally the policy of the Board to consider the shareholder recommendations of proposed director nominees, if such recommendations are serious and timely received. To be considered “timely received,” recommendations must be received in writing at our principal executive offices, 12755 E. Nine Mile Road, Warren, Michigan, 48089, no later than December 31, 2014, the date that is 120 days before May 1, 2014. In addition, any shareholder director nominee recommendation must include the following information:

•	the proposed nominee’s name and qualifications and the reason for such recommendation;

•	the name and record address of the shareholder proposing such nominee; and

•	a description of any financial or other relationship between the shareholder and such nominee or between the nominee and us or our subsidiaries.

In order to be considered by the Board, any candidate proposed by one or more shareholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

The nominees for director for this 2014 annual meeting were all recommended by the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, executive and financial officers and employees. The Code of Business Conduct and Ethics has been posted on our website at www.goutsi.com in the Investor Relations section under the heading, “Corporate Governance”, and is available free of charge through our website. We will post information regarding any amendment to, or waiver from, our Code of Business Conduct and Ethics for executive and financial officers and directors on our website in the Company section under the Investor Relations section under the heading, “Corporate Governance.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2013.

SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

We had outstanding 30,103,190 shares of Common Stock on April 14, 2014. The Common Stock constitutes the only class of our outstanding voting securities.

The table below sets forth the number of shares of our Common Stock beneficially owned and the percentage ownership of our Common Stock for the following persons:

•	each person that beneficially owns 5% or more of our Common Stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities rules that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. In computing the number of shares beneficially owned by a person or group and the percentage ownership of that person or group, shares subject to options or warrants held by that person or member of that group that are or will become exercisable within 60 days are deemed outstanding, although the shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Greater than 5% owners:
Matthew T. Moroun (1)(2)(4)(5)	12,352,286	41.03%
Manuel J. Moroun Revocable Trust (1)(2)(3)	7,161,462	23.79%
MJ Moroun 2012 Annuity Trust (1)(2)(4)	2,658,929	8.83%
Manuel J. Moroun (1)(2)(3)(5)	1,252,155	4.16%
Directors:
Frederick P. Calderone (1)	—	—
Joseph J. Casaroll (1)(6)	500	*
Daniel J. Deane (1)	—	—
Michael A. Regan (1)	—	—
Daniel C. Sullivan (1)(6)	2,000	*
Richard P. Urban (1)(6)	5,000	*
Ted B. Wahby (1)	—	—
Executive Officers
H.E. “Scott” Wolfe (1)(7)	86,352	*
Donald B. Cochran (1)(4)(6)	1,500	*
David A. Crittenden (1)(8)	9,135	*
All directors and executive officers as a group (14 persons)	23,529,319	78.16%

(1)	The address for this person is c/o Universal Truckload Services, Inc., 12755 E. Nine Mile Road, Warren, Michigan 48089.

(2)	Matthew T. Moroun is the son of Manuel J. Moroun. The Morouns have agreed to vote their shares as a group. The table above reflects the actual number of shares that each of them owns. Each of Matthew T. Moroun and Manuel J. Moroun disclaims beneficial ownership of the shares owned by the other.
(3)	All shares are held by the Manuel J. Moroun Revocable Trust U/A/D 3/24/77, as amended and restated on December 22, 2004. Voting and investment power over this trust is exercised by Manuel J. Moroun, as trustee.
(4)	All shares are held by the MJ Moroun 2012 Annuity Trust, dated April 30, 2012, of which Matthew T. Moroun is trustee. Matthew T. Moroun disclaims beneficial ownership of these securities except to the extent of his residual pecuniary interest therein.
(5)	This person is also a member of the Board of Directors of the Company.
(6)	This person owns the listed shares directly and not by virtue of any right to acquire the shares.
(7)	On December 20, 2012, the Company’s Board of Directors granted Mr. Wolfe 91,352 shares of restricted stock. The grants vested 20% on December 20, 2012, and an additional 20% will vest on each anniversary of the grant through December 20, 2016, subject to continued employment with the Company (see the Outstanding Equity Award Table).
(8)	On December 20, 2012, the Company’s Board of Directors granted Mr. Crittenden 9,135 shares of restricted stock. The grants vested 20% on December 20, 2012, and an additional 20% will vest on each anniversary of the grant through December 20, 2016, subject to continued employment with the Company (see the Outstanding Equity Award Table).
(*)	Less than 1%

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion of the material elements of our compensation program as it relates to our chief executive officer, chief financial officer, and the other executive officers named in the Summary Compensation Table, whom we refer to as “named executive officers.” Our named executive officers at December 31, 2013 were H. E. “Scott” Wolfe, our Chief Executive Officer; David A. Crittenden, our Chief Financial Officer and Treasurer; Donald B. Cochran, our President and Vice Chairman of our Board. Messrs. Wolfe and Crittenden were elected by our Board of Directors to serve as our principal executive officer and principal financial officer, respectively, on December 20, 2012. Prior to such date, Mr. Wolfe was President and Treasurer of LINC Logistics Company, or LINC, a company we acquired on October 1, 2012, and Mr. Crittenden was Chief Financial Officer of LINC. This discussion is intended to provide perspective to the tables and other narrative disclosures that follow it.

Overview of Compensation Program

The Compensation and Stock Option Committee of our Board of Directors, or, for purposes of this Section, the Committee, has the responsibility for establishing, implementing and continually monitoring our compensation philosophy. The Committee’s philosophy is to provide our executive leadership total compensation that is competitive in its forms and levels, as compared to companies of similar size and business area. Generally, the types of compensation and benefits provided to our named executive officers are similar to that provided to executive officers by other companies.

Compensation Objectives and Philosophy

The Committee’s philosophy is intended to assist us in attracting, motivating and retaining executives with superior leadership and management abilities and to create incentives among those individuals to meet or exceed company and individual objectives. The philosophy is designed to align the named executive officers’ incentives with the expectations of our shareholders, which are to increase the financial strength, competitive positioning and overall value of the company. The compensation program is designed to reward those executives who successfully manage their respective area of the company in cooperation with employees and other executives. The relationship between individual objectives among our executives leads to a cohesive entity that will potentially meet or exceed overall goals as a result of having individuals meet their specific objectives. Consistent with this philosophy, the Committee determines a total compensation structure for each officer consisting primarily of salary, bonus and long-term incentive awards. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility, their specific personal goals, and their role in the achievement of annual, long-term and strategic goals by us.

Role of Executive Officers in Compensation Decisions

Currently, the Committee reviews, establishes and recommends to the Board for approval the salaries and bonuses of our named executive officers, subject to any employment agreements in effect with the executive officers. Salary and bonus levels are established after discussions with our executive officers and are intended to be competitive with the average salaries and bonuses of executive officers in comparable companies. In addition, the Committee recommends to the Board the granting of long-term incentives under our Stock Incentive Plan to named executive officers and other selected employees, directors and consultants, and otherwise administers our Stock Incentive Plan. Neither the Committee nor the Board hired a compensation consultant with respect to 2013 compensation.

Risk Assessment of Compensation Programs

We have conducted a review of our compensation programs, including our annual cash and other compensation programs. We believe that our policies and practices are designed to reward individual performance based on our overall company performance and are aligned with the achievement of both long-term and short-term company goals. Our base salaries are consistent with similar positions at comparable companies and the two components of our bonus programs, operating ratios and revenue growth, are directly tied to the overall success of the organization. In addition, any bonuses awarded under the plans are generally payable over a five-year period. Based on our review of our programs, including the above noted items, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Annual Cash Compensation

In order to stay competitive with other companies in our peer group, we pay our named executive officers commensurate with their experience and responsibilities. Cash compensation is divided between base salary and cash incentives.

Base Salary. Each of our named executive officers receives a base salary to compensate him or her for services performed during the year. Base salaries for our named executive officers are established based on the scope of their responsibilities, their level of experience and expertise, and their abilities to lead and direct the company and achieve various financial and operational objectives. Our general compensation philosophy is to pay executive base salaries that are competitive with the salaries of executives in similar positions, with similar responsibilities, at comparable companies. We have not benchmarked our named executive officer base salaries against the base salaries at any particular company or group of companies. The base salaries of our named executive officers are established in accordance with their employment agreements. Base salaries are reviewed and adjusted, where applicable, by the Committee on an annual basis after taking into account individual responsibilities, performance and expectations. The base salaries paid to our named executive officers are set forth below in the “Summary Compensation Table.”

Annual Non-Equity Incentive Compensation. It is the Committee’s practice to award an annual cash bonus to each of the named executive officers as part of his or her annual compensation. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, and are based on individual performance and our performance. This practice is consistent with the Committee’s philosophy of supporting a performance-based environment and aligning the interests of management with the interests of the shareholders. The bonuses, if any, earned by our named executive officers in 2013 are set forth below in the “Summary Compensation Table.”

In April 2013, the Board approved Universal Truckload Services, Inc. 2013 Short-Term Incentive Compensation Plan B, or the Plan, pursuant to which the President and Executive Vice President of the Company are eligible to earn annual cash bonuses based upon the financial results of certain operating subsidiaries of the Company. The Plan is not applicable to the Company’s Chief Executive Officer or Chief Financial Officer, who are eligible for incentive compensation under a separate short-term incentive compensation plan. Bonuses are determined by the achievement of certain operating ratios (total operating expenses divided by revenue) of less than 96% and revenue growth (current year revenue minus prior year revenue, divided by prior year revenue) of at least 3% for the applicable bonus year. The amount of the bonus can vary from 40% to 100% of base salary. If the targeted operating ratio was less than 96% and revenue growth was at least 3% in the applicable bonus year, then the minimum bonus of 40% of the executives’ base salary in effect at the end of the applicable bonus year is earned. The maximum bonus under the plan of 100% of the executives’ base salary in effect at the end of the applicable bonus year is earned if the targeted operating ratio is less than 93% and revenue growth is at least 15% in the applicable bonus year. For performance between the minimum and maximum, bonuses are determined according to a schedule where if each the operating ratio declines and the revenue growth increases by 2% an additional 10% of base salary is earned.

The calculation of the targeted operating ratio and the annual increase in revenues is subject to adjustment as determined by the Board to reflect extraordinary events such as an acquisition or a disposition of a line of business. For the year ended December 31, 2013, the operating ratio of the applicable subsidiaries of the Company was 96.3% and revenue declined by 5.5%. A bonus awarded under the Plan is generally payable in five equal annual installments, subject to the executive officer’s continued employment on each payment date.

Bonuses earned by Mr. Wolfe and Mr. Crittenden during 2013 were awarded solely based on LINC’s performance in accordance with a short-term incentive plan approved by LINC’s board of directors in 2010. The LINC short-term incentive plan allows its chief executive officer and chief financial officer to earn annual cash bonuses based upon LINC’s consolidated financial results. The bonuses are determined by achievement of a targeted consolidated operating ratio (total operating expenses divided by revenue) of less than 91% and revenue growth (current year revenue minus prior year revenue, divided by prior year revenue) of at least 3% for the applicable bonus year. The amount of the cash bonus can vary from 40% to 100% of base salary. If LINC’s consolidated operating ratio was less than 91% and revenue growth was at least 3% in the applicable bonus year, then the minimum bonus of 40% of the officer’s base salary in effect at the end of the applicable bonus year is earned. The maximum bonus under the plan of 100% of the officer’s base salary in effect at the end of the applicable bonus year is earned if LINC’s consolidated operating ratio is less than 85% and its revenue growth is at least 15% in the applicable bonus year. For performance between the minimum and maximum, bonuses are determined according to a schedule where if each the operating ratio declines and the revenue growth increases by 2% an additional 10% of base salary is earned.

The calculation of LINC’s annual consolidated operating ratio and its annual increase in consolidated revenues is subject to adjustment to reflect extraordinary events such as an acquisition or a disposition of a line of business. For the year ended December 31, 2013, LINC’s consolidated operating ratio was 84.5% and its revenue growth was 12.1%. A bonus awarded under the LINC plan is generally payable in five equal annual installments, subject to the executive officer’s continued employment on each payment date.

Neither LINC’s nor our incentive compensation plan for executive officers is intended to satisfy the requirements under Section 162(m) of the Internal Revenue Code of 1986 (and the rules and regulations promulgated thereunder) regarding the disqualification of payments made from deductibility under federal income tax law.

Other Compensation

Long-Term Incentive Compensation. Long-term incentive grants are awarded to our named executive officers as part of our overall compensation package, and are provided through stock options or restricted stock granted under our Stock Incentive Plan. The stock options and restricted stock are consistent with our philosophy and represent an additional vehicle for aligning management’s interests with the interests of our shareholders. When determining the amount of long-term incentive grants to be awarded to our named executive officers, the Committee considers, among other factors, the business performance of the Company, the responsibilities and performance of the executive, and the performance of our stock price. In 2013, the Committee did not grant any awards of long-term incentives to our named executive officers.

Perquisites and Other Personal Benefits. We provide our named executive officers with perquisites and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program and philosophy, to help us to attract and retain superior employees for key positions. The primary perquisites we provide to our named executive officers are the provision of a car allowance, personal club dues and payment of life insurance premiums. Currently, we have no formal plan regarding perquisites, and therefore, perquisites are not uniformly provided to the named executive officers and will likely continue to be provided on a discretionary basis.

The executive officers, including our named executive officers, are also eligible to participate in other benefit plans on the same terms as our other employees. As part of its ongoing review of executive compensation, the Committee intends to periodically review the perquisites and other personal benefits provided to our named executive officers and other key employees.

Potential Payments Upon Termination or Change in Control. We have entered into employment agreements with our named executive officers which provide severance payments under specified conditions. These severance payments are described below in the section entitled “Compensation of Executive Officers – Severance Arrangements.” We feel that the inclusion of such provisions in executive employment agreements helps us to attract and retain well-qualified executives, and is essential to our long-term success.

Tax and Accounting Implications

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on our tax returns of compensation over $1,000,000 to any of our named executive officers. To date, we have not paid “compensation” within the meaning of Section 162(m) to any of our executive officers in excess of $1,000,000, and management does not believe that we will do so in the near future. Therefore, we do not have a policy at this time regarding qualifying compensation paid to our executive officers for deductibility under Section 162(m), but we will formulate such a policy if the compensation level for any executive approaches $1,000,000.

Accounting for Stock-Based Compensation. The Company records compensation expense for restricted stock or stock options granted on or after January 1, 2006, if any. In each 2013 and 2012, the Company recorded $585,000 in compensation expense for vested restricted stock awards that were granted during 2012. No options were granted in 2013 or 2012. Additionally, no options or restricted stock awards were granted in 2011, and as such, no compensation expense was recorded.

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2013, 2012 and 2011 concerning the compensation of our “named executive officers”:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
H. E. “Scott” Wolfe	2013	428,693	—	—	—	441,000	—	8,307	878,000
Chief Executive	2012	405,327	—	1,500,000	—	378,250	—	7,714	2,291,291
Officer
Donald B. Cochran	2013	422,292	—	—	—	—	—	13,108	435,400
President and Vice	2012	402,168	—	—	—	84,455	—	13,087	499,710
Chairman	2011	380,667	—	—	—	60,180	—	13,087	453,934
David A. Crittenden	2013	300,459	—	—	—	318,500	—	8,833	627,792
Chief Financial	2012	268,516	—	149,997	—	238,979	—	7,887	665,379
Officer and Treasurer

(1)	On December 20, 2012, the Company’s Board of Directors granted Mr. Wolfe 91,352 shares and Mr. Crittenden 9,135 shares of restricted stock. The grants vested 20% on December 20, 2012, and an additional 20% will vest on each anniversary of the grant through December 20, 2016, subject to continued employment with the Company. The dollar amount reported represents the fair value of the award on the grant date as computed in accordance with FASB Topic 718. Assumptions used in the valuation are discussed in Note 13 “Stock Based Compensation” to the Financial Statements included in Item 8 of our Annual Reports on Forms 10-K for the years ended December 31, 2013 and 2012.
(2)	Included in Non-Equity Incentive Plan Compensation in 2013 is a $441,000 cash bonus earned under our short-term incentive compensation plan of 98% of Mr. Wolfe’s base salary in effect at December 31, 2013, payable in five equal installments beginning in 2014, subject to continued employment on each payment date; and a $318,500 cash bonus earned under our short-term incentive compensation plan of 98% of Mr. Crittenden’s base salary in effect at December 31, 2013, payable in five equal installments beginning in 2014, subject to continued employment on each payment date. In 2013, certain operating subsidiaries of the Company did not achieve the targeted operating ratio and revenue growth requirements included in our 2013 Short-Term Incentive Compensation Plan B, thus no bonus was awarded for Mr. Cochran. Included in Non-Equity Incentive Plan Compensation in 2012 is a $378,250 cash bonus earned under our short-term incentive compensation plan of 89% of Mr. Wolfe’s base salary in effect at December 31, 2012, payable in five equal installments beginning in 2013, subject to continued employment on each payment date; and $84,455 earned in 2012, and payable in installments over the next five years beginning in 2013, under the Universal Truckload Services, Inc. Incentive Compensation Plan for Calendar Year 2012 for Mr. Cochran, subject to continued employment on each payment date; and a $238,979 cash bonus earned under our short-term incentive compensation plan of 89% of Mr. Crittenden’s base salary in effect at December 31, 2012, payable in five equal installments beginning in 2013, subject to continued employment on each payment date. Included in Non-Equity Incentive Plan Compensation in 2011 is $60,180 earned in 2011, and payable in installments over the next five years beginning in 2012, under the Universal Truckload Services, Inc. Incentive Compensation Plan for Calendar Year 2011 for Mr. Cochran.
(3)	Included in All Other Compensation in 2013 is $6,759 in dues associated with a club membership, $1,440 for a car allowance and $108 in term life insurance premiums for Mr. Wolfe; and $13,000 in car allowance and $108 in term life insurance premiums for Mr. Cochran; and $8,725 in car allowance and $108 in term life insurance premiums for Mr. Crittenden. Included in All Other Compensation in 2012 is $6,187 in dues associated with a club membership, $1,440 for a car allowance and $87 in term life insurance premiums for Mr. Wolfe; and $13,000 in car allowance and $87 in term life insurance premiums for Mr. Cochran; and $7,800 in car allowance and $87 in term life insurance premiums for Mr. Crittenden. Included in All Other Compensation in 2011 is $13,000 in car allowance and $87 in term life insurance premiums for Mr. Cochran.

Employment Agreements

H. E. “Scott” Wolfe

We are party to an employment agreement with H. E. “Scott” Wolfe, our Chief Executive Officer, entered into on December 20, 2012. The employment agreement provides for an initial base salary of $425,000 per year, effective October 1, 2012, and an increase of $25,000 on October 1, 2013. In addition, Mr. Wolfe is eligible to receive a discretionary bonus and other incentive compensation as approved by the Company’s Board of Directors Compensation and Stock Option Committee. The employment agreement also provides Mr. Wolfe with fringe benefits provided by us to all of our employees in the normal course of business, including insurance coverage and reimbursement for all reasonable and necessary business expenses.

The term of the employment agreement is set to expire on December 31, 2014, unless Mr. Wolfe’s employment relationship is terminated on an earlier date. The employment agreement will terminate upon the expiration of the term unless otherwise agreed to by the parties in writing.

Mr. Wolfe’s employment will immediately terminate (1) upon death or (2) for just cause, which includes: conviction of a crime, moral turpitude, gross negligence in the performance of duties, intentional failure to perform duties, insubordination or dishonesty. His employment may be terminated due to his medical disability (as described in the employment agreement) and by our Board of Directors without just cause. Mr. Wolfe may voluntarily terminate his employment upon three months prior written notice.

Upon the termination of Mr. Wolfe’s employment agreement, we have the right to retain him as an independent consultant under an exclusive consulting contract.

Donald B. Cochran

On January 16, 2013, we entered into to an employment agreement with Donald B. Cochran, our current President and Vice Chairman of our Board, thereby replacing Mr. Cochran’s prior employment agreement with us dated September 13, 2008. Under the employment agreement, we have the option of extending the term for an additional two years, one year at a time. The employment agreement provides for an initial base salary of $422,276 per year, effective December 17, 2012, with a five percent increase in each subsequent year thereafter. In addition, Mr. Cochran is eligible to receive a discretionary bonus and other incentive compensation as approved by our Board of Directors or Compensation and Stock Option Committee from time to time. The agreement also provides Mr. Cochran fringe benefits provided by us to all of its employees in the normal course of business, including insurance coverage and reimbursement for all reasonable and necessary business expenses.

The term of the employment agreement is set to expire on December 17, 2016, unless Mr. Cochran’s employment relationship is terminated on an earlier date. The employment agreement will terminate upon the expiration of the term unless the Company exercises its option to extend or as is otherwise agreed to by the parties in writing.

Mr. Cochran’s employment will immediately terminate (1) upon death or (2) for just cause, which includes: conviction of a crime of moral turpitude or dishonesty. His employment may be terminated due to his medical disability (as described in the employment agreement) and by our Board of Directors without just cause. Mr. Cochran may voluntarily terminate his employment upon three months prior written notice.

Upon the termination of Mr. Cochran’s employment agreement, we have the right to retain him as an independent consultant under an exclusive consulting contract.

David A. Crittenden

Currently, we have not entered into an employment agreement with Mr. Crittenden. Mr. Crittenden’s 2013 compensation was based on his employment agreement with LINC that was entered into on September 7, 2010.

That agreement provides for a base salary of $250,000 per year, subject to future increases at the discretion of LINC’s board or directors or its compensation and stock option committee. Effective May 27, 2013, Mr. Crittenden’s annual base salary was increased to $325,000. In addition, Mr. Crittenden is eligible to receive a discretionary bonus and other incentive compensation as approved by our board of directors or Compensation and Stock Option Committee from time to time. Mr. Crittenden is entitled to the fringe benefits provided to all of its employees in the normal course of business. Mr. Crittenden is reimbursed for all reasonable and necessary business expenses, subject to business expense policies in effect from time to time.

Under the 2010 agreement, Mr. Crittenden’s employment will immediately terminate (1) upon death or (2) for just cause, which includes: conviction of a crime, moral turpitude, gross negligence in the performance of duties, intentional failure to perform duties, insubordination or dishonesty. His employment may be terminated due to his medical disability (as described in the employment agreement) and by LINC’s board of directors without just cause. Mr. Crittenden may voluntarily terminate his employment upon 90 days written notice.

Upon the termination of Mr. Crittenden’s employment agreement, we have the right to retain him as an independent consultant under an exclusive consulting contract.

Severance Arrangements

The information below describes certain compensation and benefits to which our named executive officers are entitled in the event their employment is terminated under certain circumstances. The table at the end of this section provides the amount of compensation and benefits that would have become payable under existing contractual arrangements assuming a termination of employment had occurred on December 31, 2013, given the named executive officers’ compensation and service levels as of such date. There can be no assurance that an actual triggering event would produce the same or similar results as those estimated if such event occurs on any other date or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Mr. Wolfe. Pursuant to his employment agreement, if we terminate Mr. Wolfe without cause, as defined in his employment agreement, he will continue to receive his salary, benefits and any earned but unpaid bonus for a period of 12 months. If we terminate him due to a medical disability which renders him unable to perform the essential functions of his employment, his compensation shall be continued for 12 months from the date of his disability or through the end of the employment agreement, whichever comes first. Thereafter, he will continue to receive any earned but unpaid bonus. Mr. Wolfe has agreed not to compete with us for a one-year period following the end of his employment with us. If Mr. Wolfe’s employment is terminated due to his death, his estate will be entitled to receive his salary, benefits and earned but unpaid bonus through the date of his death.

Mr. Cochran. Pursuant to his employment agreement, if we terminate Mr. Cochran without cause, as defined in his employment agreement, he will continue to receive his then-current contract salary for the greater of 12 months or the remaining term of the agreement up to a maximum of 24 months. If we terminate him due to a medical disability which renders him unable to perform the essential functions of his employment, his then-current contract salary shall be continued for 12 months from the date of his disability or through the end of the employment agreement, whichever comes first. Mr. Cochran has agreed not to compete with us for a one-year period following the end of his employment with us. If Mr. Cochran’s employment is terminated due to his death, his estate will be entitled to receive his salary, benefits and earned but unpaid bonus through the date of his death.

Mr. Crittenden. Pursuant to his employment agreement with LINC, if Mr. Crittenden is terminated without cause, as defined in his employment agreement, he will continue to receive his then-current salary and benefits for a period of 12 months. In addition, any deferred bonus owed to Mr. Crittenden in the calendar year of the termination will be paid. If he is terminated due to a medical disability which renders him unable to perform the essential functions of his employment, he will be paid his salary, benefits and earned but unpaid bonus through the date of his disability. If Mr. Crittenden’s employment is terminated due to his death, his estate will be entitled to receive his salary, benefits and earned but unpaid bonus through the date of his death.

The table below sets forth the estimated value of the potential payments to each of the named executive officers, assuming the executive’s employment had terminated on December 31, 2013. These figures are based on the employment agreements in effect on December 31, 2013.

	Termination Payments Not In Connection with a Change of Control

Name	Termination without cause(1)	Termination due to medical disability	Termination due to death
H. E. “Scott” Wolfe
Severance	$1,583,600	$1,583,600	$1,133,600
Donald B. Cochran
Severance	$964,562	$521,158	$77,754
David A. Crittenden
Severance	$325,000	$768,263	$768,263

(1)	In addition to the provisions regarding a termination without cause described above and reflected in this table, pursuant to each named executive officer’s employment agreement, upon three months written notice each named executive officer has the right to terminate his employment relationship with us. Upon receipt of such notice we have the right to immediately terminate the named executive officer. In the event of the named executive officer’s immediate termination, he is entitled to receive his base salary and benefits for the three-month period following his termination.

Grants of Plan-Based Awards

Each of our named executive officers is eligible to receive bonus awards under an annual non-equity incentive compensation plan and stock option and restricted stock grants under our Stock Incentive Plan. No options or restricted stock awards were granted in 2013. As of April 14, 2014, 316,880 shares of common stock remain available for future awards under the Stock Incentive Plan.

The following table shows the estimated possible payouts under the annual incentive compensation plan that applied to the named executive officer during fiscal year 2013.

Name	Estimated future payouts under non-equity incentive plan awards(1)(2)
	Threshold ($)	Target ($)	Maximum ($)
H. E. “Scott” Wolfe	180,000	450,000	450,000
Donald B. Cochran	177,362	443,404	443,404
David A. Crittenden	130,000	325,000	325,000

(1)	The 2013 annual incentive awards are payable in five annual installments beginning in 2014, subject to the named executive officer’s continued employment with the Company on each payment date. The actual amounts earned in 2013 are reported in the Summary Compensation Table on page 17.
(2)	The threshold, target and maximum values under our annual incentive plans are measured based on the attainment of targeted operating ratios and revenue growth for the applicable bonus year. The calculation of the annual operating ratios and the annual increase in revenues are subject to adjustment as determined by the board of directors to reflect extraordinary events such as an acquisition or a disposition of a line of business.

Outstanding Equity Awards Table

The following table sets forth information concerning the outstanding equity awards previously awarded to the named executive officers as of December 31, 2013:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END, AS OF DECEMBER 31, 2013

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
H. E. “Scott” Wolfe	—	—	—	—	—	54,812	1,672,314	—	—
Donald B. Cochran	—	—	—	—	—	—	—	—	—
David A. Crittenden	—	—	—	—	—	5,481	167,225	—	—

Options Exercised and Stock Vested

On December 20, 2012, we granted a total of 100,487 restricted shares of our common stock to Messrs. Wolfe and Crittenden in connection with their election as our Chief Executive Officer and Chief Financial Officer, respectively. These grants vested 20% on the grant date, and an additional 20% will vest on each anniversary of the grant date through December 20, 2016, subject to the officer’s continued employment with us. On December 20, 2013, grants of 18,270 and 1,827 restricted shares of our common stock vested for Messrs. Wolfe and Crittenden, respectively.

Pension Benefits Table

We do not offer, and the named executive officers did not participate in, any pension plan during any period while employed by us.

Non-Qualified Deferred Compensation

We do not offer, and the named executive officers did not participate in, any non-qualified deferred compensation programs during the fiscal year ended December 31, 2013.

COMPENSATION OF DIRECTORS

Director Compensation Table

The following table sets forth the compensation information for the one year period ending December 31, 2013, for each member of our Board of Directors:

DIRECTOR COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2013

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Matthew T. Moroun	107,700	—	—	—	—	—	107,700
Manuel J. Moroun	20,800	—	—	—	—	100,000	120,800
Frederick P. Calderone	23,300	—	—	—	—	—	23,300
Joseph J. Casaroll	34,900	—	—	—	—	—	34,900
Daniel J. Deane	25,100	—	—	—	—	—	25,100
Michael A. Regan	19,800	—	—	—	—	—	19,800
Daniel C. Sullivan	25,100	—	—	—	—	2,000	27,100
Richard P. Urban	34,900	—	—	—	—	391	35,291
Ted B. Wahby	37,950	—	—	—	—	—	37,950

(1)	Donald B. Cochran, the Company’s President and Vice Chairman, is not included in this table as he is an employee of the Company and receives no compensation for his services. The compensation received by Mr. Cochran as an employee is shown in the Summary Compensation table.
(2)	Included in All Other Compensation is $100,000 in consulting service fees for Mr. Manuel Moroun; and $2,000 of other out-of-pocket reimbursements for Mr. Sullivan; and $391 of other out-of-pocket reimbursements for Mr. Urban.

Additional Disclosures Regarding Director Compensation

Director compensation is determined by our Board of Directors. In April 2013, our Board of Directors adopted a director compensation policy pursuant to which each non-employee director, excluding the Chairman of the Board, will receive an annual cash retainer of $20,000, payable in quarterly installments. Our directors also will receive an additional payment of $1,800 for each meeting of the Board or Board committees that they attended in person, and $600 for each meeting that they attended by telephone. The Chairman of the Board will receive an annual cash retainer of $100,000, payable in quarterly installments. The Chairman of our Audit Committee will receive an additional annual cash retainer of $5,000, payable in quarterly installments. We also reimburse our non-employee directors for all out-of-pocket expenses incurred in the performance of their duties as directors, including expenses for food, lodging and transportation. Our employee directors do not receive any fees for attendance at meetings or for their service on our Board of Directors.

Additional information concerning transactions between us and entities affiliated with members of the Compensation and Stock Option Committee is included under the heading “Transactions with Management and Others and Certain Business Relationships.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation and Stock Option Committee has ever been an officer or employee of the Company.

No member of our Compensation and Stock Option Committee, and no member of our Board of Directors, serves as an executive officer of any entity that has one or more of our executive officers serving as a member of such entity’s board of directors or compensation committee.

Matthew T. Moroun is Vice Chairman and Manuel J. Moroun is President and CEO of CenTra, Inc., a related party under Item 404 of Regulation S-K. For further disclosure of relationships for Matthew T. Moroun and Manuel J. Moroun, see section, Key Relationships, above.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Stock Option Committee of the Board of Directors has reviewed and discussed the above section entitled “Compensation Discussion and Analysis” with management and, based on such review and discussion, recommended to the Board of Directors that this section be included in this Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation and Stock Option Committee:

Matthew T. Moroun

Manuel J. Moroun

Ted B. Wahby

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Policies and Procedures for Approving Related Person Transactions

As set forth in its charter, the Audit Committee of the Board of Directors reviews the material facts of any proposed Related Person Transactions, and is responsible for approving or denying such transactions.

Any transactions involving the following persons are reviewed as potential Related Person Transactions: (i) any person who is or was an executive officer, director or nominee for election as a director since the beginning of the last fiscal year; or (ii) any person or group who is a greater than 5% beneficial owner of the Company’s voting securities; or (iii) any immediate family member of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone residing in such person’s home (other than a tenant or employee).

In making its determination to approve or ratify, the Audit Committee considers such factors as (i) the extent of the Related Person’s interest in the Related Person Transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the Related Person Transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the Related Person Transaction. No director of the Company may engage in any Audit Committee discussion or approval of any Related Person Transaction in which he or she is a Related Person in such proposed transaction; provided however, that such director must provide to the Audit Committee all material information reasonably requested concerning the proposed Related Person Transaction.

The section below, entitled “Transactions with Management and Others and Certain Business Relationships,” sets forth in detail the Related Person Transactions to which the Company is currently a party.

Transactions with Management and Others and Certain Business Relationships

Registration Rights Agreement

Pursuant to an amended and restated registration rights agreement we entered into with Matthew T. Moroun and trusts controlled by Mr. Moroun and his father, Manuel J. Moroun on July 25, 2012, or the Registration Rights Agreement, we granted piggyback registration rights to trusts controlled by Manuel J. Moroun, Matthew T. Moroun, and their transferees.

As a result of these registration rights, if we propose to register any of our securities, other than a registration relating to our employee benefit plans or a corporate reorganization or other transaction under Rule 145 of the Securities Act, whether or not the registration is for our own account, we are required to give each of our shareholders that is party to the Registration Rights Agreement the opportunity to participate, or “piggyback,” in the registration. If a piggyback registration is underwritten and the managing underwriter advises us that marketing factors require a limitation on the number of shares to be underwritten, priority of inclusion in the piggyback registration generally is such that we receive first priority with respect to the shares we are issuing and selling.

The registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares included in the offering. We generally are required to pay the registration expenses in connection with piggyback registrations.

Administrative Support Services

CenTra, Inc., or CenTra, is controlled by two of our directors, Matthew T. Moroun and Manuel J. Moroun, who also hold a controlling interest in the Company. Manuel J. Moroun serves as the CEO of CenTra. Matthew T. Moroun serves as Vice Chairman of CenTra’s board of directors. Frederick P. Calderone serves as Vice President of CenTra. CenTra, and affiliates of CenTra, provide administrative support services to us, including legal, human resources, and tax services. The cost of these services is based on the actual or estimated utilization of the specific services and is charged to the Company. These costs totaled $2,367,000 for 2013.

Arrangements with CenTra and its Affiliates that We Expect to Continue

In addition to the arrangements described under the headings, “Registration Rights Agreement” and “Administrative Support Services” described above, we are currently a party to a number of arrangements with CenTra and its affiliates that we expect to continue.

In the past, we have carried freight for CenTra and its affiliates and we expect to continue to do so in the ordinary course of our business. We have charged, and intend to continue charging for these services at market rates. Revenue for these services for 2013 totaled $9,800,000. Affiliates of CenTra have also provided transportation services in the ordinary course of business to us, at market rates. The cost of providing these services for 2013 totaled $311,000.

In connection with our transportation services, we also routinely cross the Ambassador Bridge between Detroit, Michigan and Windsor Ontario, and we pay tolls and other fees to certain related entities which are under common control with CenTra. CenTra also charges us for the direct variable cost of various maintenance, fueling and other operational support costs for services delivered at their trucking terminals that are geographically remote from our own facilities. Such activities are billed when incurred, paid on a routine basis, and reflect actual labor utilization, repair parts costs or quantities of fuel purchased. The cost of providing these services for 2013 totaled $1,774,000. We have also performed truck fueling and maintenance services for CenTra and its affiliates and we expect to continue to do so in the ordinary course of our business. Charges for such services totaled $184,000 in 2013. We believe that the rates we paid and received for these truck fueling and maintenance services reflect market rates.

We currently lease thirty-eight office, terminal and yard facilities from affiliates of CenTra, based on either month-to-month or contractual, multi-year lease arrangements which are billed and paid monthly. We paid an aggregate of $11,352,000 in rent and related costs to affiliates in 2013. We believe that the rent we currently pay for these properties is at market rates.

We purchase our workers’ compensation, property and casualty, and other general liability insurance from an insurance company controlled by our majority shareholders. Our employee health care benefits and 401(k) programs are also provided by this affiliate. We paid this affiliate $32,710,000 for 2013. We believe that the rates we paid for these services reflect market rates.

We may also assist affiliates with selected transportation and logistics services and we expect to continue to do so in the ordinary course of our business. We have charged, and intend to continue charging for these services at market rates. Revenue for these administrative and customer support services for 2013 totaled $113,000.

Other Related Person Transactions

During 2013, we purchased 39 used tractors from an affiliate for $1,600,000.

We also retained the law firm of Sullivan Hincks & Conway to provide legal services during 2013. Daniel C. Sullivan, a member of our Board, is a partner at Sullivan Hincks & Conway. Amounts paid for legal services during 2013 were $7,000.

We incurred $524,000 of costs during 2013 related to an underwritten public offering of our common stock. Pursuant to the Registration Rights Agreement, we were responsible to pay for the cost of the offering. After deducting the underwriting discount and offering expenses, we did not have any remaining proceeds from the sale of our common stock.

Principal Accountant Fees and Services

The following table shows the fees for professional services for audit and other services of our principal accountant, BDO for 2013, and KPMG LLP, or KPMG, for 2012.

	2013	2012
Audit Fees (1)	$453,183	$466,975
Audit-Related Fees (2)	—	25,678
Tax Fees (3)	—	33,909
All Other Fees (4)	—	—

	$453,183	$526,562

(1)	Audit fees includes fees billed for professional services for the audits of our financial statements included in our Annual Report on Form 10-K, and reviews of our financial statements included in our Quarterly Reports on Form 10-Q. This category also includes fees for services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings.
(2)	Audit-related fees billed for professional services rendered by the independent registered public accounting firms related to the performance of the audit or review of the financial statements that are not disclosed as Audit Fees. For 2012, audit-related fees include financial due diligence services provided by KPMG in connection with our acquisition of LINC. There were no such fees for 2013.
(3)	Tax fees include financial due diligence services provided by KPMG in connection with our acquisition of LINC in 2012. There were no such fees for 2013.
(4)	All other fees represent fees for all other services or products provided that are not covered by the categories above. There were no such fees for 2012 or 2013.

Audit Committee Approval Policies

Our Audit Committee Charter includes procedures for the approval by the Audit Committee of all services provided by our independent registered public accountants. Our Audit Committee has the authority and responsibility to pre-approve (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002) both audit and non-audit services to be provided by our independent registered public accountants. The Audit Committee Charter sets forth the policy of the committee for such approvals. The policy allows our Audit Committee to delegate to one or more members of the Audit Committee the authority to approve the independent registered public accountants’ services. The decisions of any Audit Committee member to whom authority is delegated to pre-approve services are reported to the full Audit Committee. The policy also provides that our Audit Committee will have authority and responsibility to approve and authorize payment of the independent registered public accountants’ fees.

Information Regarding Change in Accountants

Our consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011, were audited by KPMG. On April 24, 2013, KPMG notified the Company that they would resign upon the completion of their review of the Company’s financial statements as of and for the quarter ended March 30, 2013. On April 26, 2013, our Audit Committee selected BDO USA, LLP, or BDO, subject to the completion of standard client acceptance procedures, to be our new independent registered public accounting firm for the fiscal year ending December 31, 2013.

The audit reports of KPMG on our consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Our consolidated financial statements for the two-year period ended December 31, 2012 included the financial statements of LINC for the year ended December 31, 2011. We acquired LINC on October 1, 2012. The audit report of KPMG on our consolidated financial statements for the two-year period ended December 31, 2012, was based, with respect to the financial statements of LINC, on an audit report of Grant Thornton on LINC’s financial statements for the year ended December 31, 2011. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2012 expressed an adverse opinion on the effectiveness of our internal control over financial reporting due to material weaknesses related to ineffective segregation of duties and general information technology controls to restrict user access and to review the development, change management, and maintenance of system applications; and ineffective controls over the completeness, accuracy and validity of manual journal entries at LINC Logistics Company. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2012 and 2011, and the subsequent interim period through April 24, 2013, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

During the years ended December 31, 2012 and 2011, and the period from January 1, 2013 through April 26, 2013, neither we nor any person on our behalf consulted with BDO regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and we were not provided with a written report or oral advice by BDO that was an important factor that we considered in reaching a decision as to an accounting, auditing or financial reporting issue.

During the year ended December 31, 2012, BDO provided consultation and assisted the Company with its documentation regarding the application of accounting principles in regards to its planned acquisition of LINC, along with the requirements for various filings with the Securities and Exchange Commission and other considerations. We have delivered a copy of this disclosure to BDO, and BDO has not indicated that it disagrees with any of the statements made in this section.

On April 26, 2013, we reported our change in independent registered public accounting firms to the SEC in a Current Report on Form 8-K. KPMG furnished us with a letter dated April 26, 2013, addressed to the SEC that was attached as Exhibit 16.1 to our Current Report on Form 8-K.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of BDO USA, LLP, or BDO, served as independent registered public accountants for the year-ended December 31, 2013 and has been selected by our Audit Committee to serve as our independent registered public accounting firm for the year ending December 31, 2014. Although the submission of this matter for approval by the shareholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the shareholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, we will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2015 because of the difficulty and expense of making such a substitution. A representative of BDO is expected to attend the Annual Meeting and will be available to respond to appropriate questions. That representative will have the opportunity to make a statement if he or she so desires.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2014, AS SELECTED BY OUR AUDIT COMMITTEE.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing shareholders an advisory vote on executive compensation, or Say on Pay, as required by the Dodd-Frank Act. The Say on Pay vote is a non-binding vote on the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, the “Summary Compensation Table”, and the accompanying narrative disclosure, set forth in this Proxy Statement. At our Annual Meeting in 2011, our shareholders voted to recommend that we hold future Say on Pay votes once every three years until the Company is next required to hold an advisory vote on the frequency with which we will hold future Say on Pay votes, which will be in 2017. Accordingly, we present the resolution set forth below for approval by the shareholders in accordance with the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934.

We encourage shareholders to review the “Compensation Discussion and Analysis”, the “Summary Compensation Table” and the related narrative disclosure. As discussed in the Compensation Discussion and Analysis, we believe that our compensation policies and decisions are designed to align the interests of our executives with the interests of our shareholders by rewarding performance based on the overall performance of the Company, as well as the achievement of specific personal goals, which the Committee believes will ultimately maximize shareholder value.

We believe that our executive compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our shareholders.

We have conducted a review of our compensation programs, including our annual cash and other compensation programs. We believe that our policies and practices are designed to reward individual performance based on our overall company performance and is aligned with the achievement of both long term and short term company goals. Our base salaries are consistent with similar positions at comparable companies and the two components of our bonus programs, operating ratios and revenue growth, are directly tied to the overall success of the organization. We believe the balance of short-term and long-term compensation continues to align our executives’ interests with those of our shareholders and discourages excessive risk taking for short-term gains.

On the basis of the “Compensation Discussion and Analysis”, the “Summary Compensation Table” and the related narrative disclosure of this Proxy Statement, we are requesting that our shareholders vote on the following resolution:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, the “Summary Compensation Table”, and the accompanying narrative disclosure, set forth in this Proxy Statement.

Although this Say on Pay vote on executive compensation is non-binding, the Board and the Compensation Committee will review the results of the vote and will take into account the outcome of the vote when determining future executive compensation arrangements.

THE BOARD RECOMMENTS A VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION.

PROPOSAL 4—APPROVAL OF 2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN

On April 23, 2014, our Board of Directors adopted the Universal Truckload Services, Inc. 2014 Amended and Restated Stock Incentive Plan, or the Restated Plan, for employees, directors and consultants of the Company and its subsidiaries and recommends that the stockholders vote for approval of the Plan. This Plan is an amendment and restatement of the Universal Truckload Services, Inc. 2004 Stock Incentive Plan, which was adopted by the Board and approved by the stockholders on December 10, 2004, and which expires on December 10, 2014. This amendment and restatement of the Stock Incentive Plan extends the term of the plan to April 22, 2024.

The Restated Plan will replace our 2004 Stock Incentive Plan. Stock options and restricted stock awards currently outstanding under the 2004 Stock Incentive Plan will remain outstanding in accordance with the terms of that plan and the stock option agreements entered into under that plan.

As discussed in our Compensation Discussion and Analysis on page 13, we intend to continue our practice of compensating our executives through programs that emphasize performance. Performance-based equity awards issued under the Restated Plan represent an important element of long-term incentive compensation, and accordingly, we have modified the Restated Plan to enable the Company to further its eligibility to deduct for federal income tax purposes certain performance-based equity awards that may be granted to our named executive officers in accordance with Section 162(m) of the Internal Revenue Code, as amended, or the Code. Under Section 162(m), the material terms of the performance goals outlined within the Restated Plan must be disclosed to and reapproved by the shareholders every five years. Accordingly, this proposal seeks shareholder approval of the Restated Plan, including the material terms of the performance goals under which compensation may be paid that is intended to meet the performance-based compensation exception under Section 162(m) of the Code.

Description of the Plan

The following summary of the material terms of the Restated Plan is not complete and is qualified in its entirety by reference to the full text of the Restated Plan, which is set forth in Appendix A to this Proxy Statement and incorporated by reference into this proposal.

Purpose of the Plan. The purpose of the Restated Plan is to attract and retain highly-qualified key employees, directors and consultants, to encourage such individuals to exert maximum efforts toward the success of the Company and our affiliates, and to further align the interests of such individuals with those of our shareholders.

Shares Available. A total of 500,000 shares of common stock have been reserved for issuance under the Restated Plan. Shares of common stock covered by awards that expire, terminate, lapse, are reacquired by us prior to vesting or are redeemed for cash will revert to and again become available for grant under the Restated Plan. No employee will be eligible to be granted options or stock appreciation rights covering more than 100,000 shares during any fiscal year. As of April 23, 2014, approximately 317,000 shares of common stock are available for issuance under the 2004 Stock Option Plan.

The number of shares issued or reserved pursuant to the Restated Plan (or pursuant to outstanding awards) is subject to adjustment on account of mergers, consolidations, reorganizations, stock splits, stock dividends and other dilutive changes in the common stock; further, our board of directors may adjust outstanding awards to preserve the awards’ benefits or potential benefits.

Administration. The Restated Plan is administered by our Board of Directors, which may delegate its duties and powers in whole or in part to a committee. The Board has the authority to designate participants in the plan; determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant; construe and interpret the plan; establish, adopt or revise any rules and regulations to administer the plan; and make all other decisions and determinations that may be required under the plan.

Performance-Based Criteria. Section 162(m) of the Code limits publicly held companies to an annual deduction for federal income tax purposes of $1.0 million for compensation paid to their Chief Executive Officer and the three next highest compensated executive officers (other than the Chief Financial Officer) determined at the end of each year (referred to as covered employees). However, performance-based compensation that meets certain conditions is excluded from this limitation.

Any awards that the Board intends to qualify for the Section 162(m) performance-based compensation deduction exemption must be based on pre-established, objective performance goals. These goals must be established by the Board in writing no later than 90 days after the beginning of the service period to which the award relates and while the outcome is substantially uncertain (i.e., before 25% of the performance period has elapsed). Performance goals must be based on an objective formula or standard and may be based on one or more criteria, including (i) the earnings or earnings per share of the Company or of any business unit of the Company designated by the Board; (ii) the net operating margin of the Company or of any business unit of the Company designated by the Board; (iii) the cash flow return on investment of the Company or any business unit of the Company designated by the Board; (iv) the earnings before interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Board; (v) the return on shareholders’ equity achieved by the Company; (vi) the total shareholders’ return achieved by the Company; (vii) any of the foregoing calculated on a “non-GAAP basis”; (viii) the price of a share of common stock; (ix) the Company’s market share; (x) the market share of a business unit of the Company designated by the Board; (xi) the Company’s sales; (xii) the sales of a business unit of a Company designated by the Board; (xiii) the economic value added; (xiv) operating income of the Company or of any business unit of the Company designated by the Board; (xv) operating expense ratios of the Company or of any business unit of the Company designated by the Board; and (xvi) or any combination of the foregoing. Before the recipient may receive any payment, the Board (or the committee) must certify in writing that all of the performance goals have been met.

Options. Nonstatutory stock options must have an exercise price that is at least equal to 85% of the fair market value of the common stock on the date the option is granted. An option holder may exercise an option by payment of the exercise price (1) in cash or by check, (2) at the discretion of the committee at the time of the grant of the option (or subsequently in the case of a nonstatutory stock option) by delivery to the Company of other common stock, (3) pursuant to a “same day sale” program, (4) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of common stock issued upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; (5) by a combination of these means acceptable to the committee in its sole discretion. In the event of the option holder’s termination, the option holder will generally have a period of time specified in the option holder’s agreement to exercise his/her vested options, but in all cases, the option must be exercised before the expiration of its term.

Restricted Stock Awards. The Board may award restricted stock bonuses in consideration for past services actually rendered. The Board also may award restricted stock units, which entitle the participant the right to receive one share of common stock per unit at the time the unit vests, with delivery of such common stock on a date chosen by the participant. For both restricted stock bonuses and units, vesting will generally be based on the participant’s continued service. In the event a participant’s service terminates, any or all unvested common stock as of the date of termination may be subject to our reacquisition depending on the specific terms of that participant’s award agreement.

Stock Appreciation Rights. The Board may grant stock appreciation rights independent of or in connection with an option. The base price per share of a stock appreciation right may be no less than 85% of the fair market value of the common stock on the date of the grant. Generally, each stock appreciation right will entitle a participant upon redemption to an amount equal to the excess of (a) the aggregate fair market value on the redemption date of one share of common stock over (b) the aggregate base price in effect for those shares established at the time of the grant.

Transferability. Unless otherwise determined by our Board of Directors or provided for in a written agreement evidencing an award, awards granted under the Plan are not transferable other than by will or by the laws of descent and distribution.

Change of Control. In the event of a change of control (as defined in the Restated Plan) other than dissolution, and if the surviving entity refuses to assume or continue outstanding awards, or substitute similar awards, the Board may provide for the (1) assumption or continuation of any stock awards outstanding under the Restated Plan, (2) payment in exchange for the cancellation of an award or (3) termination of an award upon the consummation of the change of control, but only if the participant has been permitted to exercise or redeem an option, stock appreciation right or phantom stock unit prior to the change of control. Furthermore, at any time the Board may provide for the acceleration of exercisability and/or vesting of an award. In the event of the dissolution of the Company, all outstanding awards will terminate immediately prior to such event.

Amendment and Termination. The Board may amend, suspend, or terminate the Restated Plan in any respect at any time, but no amendment may materially impair any of the rights of a participant under any awards previously granted, without his or her consent. No amendment of the Restated Plan will be effective unless approved by our shareholders to the extent such approval is necessary under applicable law, regulation or securities exchange listing requirement.

Plan Benefits. Awards under the Restated Plan are granted at the discretion of the Compensation and Stock Option Committee or the Board, and accordingly, the amount of any such awards that may be granted to any individual is not yet determinable. Benefits under the Restated Plan depend on a number of factors, including the fair market value of our common stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants, and accordingly, are also not yet determinable.

Federal Income Tax Consequences of Options and Stock Awards Under the Restated Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS OR AWARDS OF RESTRICTED STOCK UNDER THE RESTATED PLAN. IT DOES NOT DESCRIBE APPLICABLE FOREIGN, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE ISSUANCE

AND EXERCISE OF OPTIONS OR OF THE GRANT OF RESTRICTED STOCK. THIS SUMMARY IS BASED UPON THE PROVISIONS OF THE INTERNAL REVENUE CODE, APPLICABLE TREASURY REGULATIONS, ADMINISTRATIVE RULINGS AND JUDICIAL DECISIONS, ALL AS IN EFFECT AS OF THE DATE OF THIS PROXY STATEMENT. THERE CAN BE NO ASSURANCE THAT FUTURE LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CHANGES COULD APPLY RETROACTIVELY, WILL NOT AFFECT THE ACCURACY OF THIS SUMMARY.

Stock Awards. A recipient of a stock award has taxable income in the amount equal to the excess of the fair market value of the stock on the date it “vests” over any consideration paid for the common stock (the “spread”). Stock vests either (i) when it is no longer subject to a “substantial risk of forfeiture” (such as a requirement that the recipient retransfer shares at cost or some other material discount from fair market value upon cessation of employment), (ii) when it is freely transferable, or (iii) at the time of issuance if the recipient makes an election under Section 83(b) of the Code within 30 days of the issuance. The taxable income constitutes wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The recipient will have a basis in his or her shares equal to the value of the shares on the date they vest, and the holding period for the shares will date from vesting. In general, a sale of the shares will produce capital gain or loss which will be long term or short term depending on the period of time included in the recipient’s holding period, except that a recipient who makes a Section 83(b) election will not be entitled to any loss should the shares subsequently be forfeited back to the Company.

Options. The grant of an option has no federal income tax effect on the optionee. Upon exercise of the option, unless the option was qualified as an incentive stock option as discussed below, the optionee is treated in the same manner as a recipient of a stock award. Special federal income tax rules apply if our common stock is used to pay all or part of the option exercise price whether or not the options qualify as incentive stock options.

Incentive Stock Options. Like other options, the recipient of an “incentive stock option” does not recognize any income on the grant of the option. Unlike other transferees of shares, however, the optionee does not recognize income for “regular” tax purposes at the time the option is exercised. If the optionee does not dispose of the incentive stock option shares until at least one year after the date the incentive stock option was exercised and two years after the date the incentive stock option was granted, the only gain or loss the optionee will recognize for regular tax purposes will be the long-term capital gain or loss on the sale of the shares. However, any shares sold or otherwise disposed of before both of the holding period requirements have been met (a “disqualifying disposition”), will result in the gain being treated as ordinary income in an amount up to the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”). Any additional gain will be treated as capital gain or loss and as long-term or short-term depending on the holding period for the stock.

In addition to the regular tax consequences discussed above, the exercise of an incentive stock option can have material alternative minimum tax consequences. In general, the transfer of the shares pursuant to the incentive stock option will create alternative minimum taxable income in the same way that the exercise of other options would create regular taxable income. As a result, the exercise of an incentive stock option can result in substantial alternative minimum tax. The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the amount of cash (or the value of the shares) distributed to the recipient. Such income will be treated as wages subject to income and employment tax withholding. The Company will have a deduction equal to the income to the recipient.

Limitation on Deduction of Certain Compensation. A publicly held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Code. We will generally attempt to ensure that any awards under the Restated Plan will qualify for deduction, but may not do so in every instance.

Vote Required

Shareholder approval of this proposal is required. We urge you to read the text of the 2014 Amended and Restated Stock Incentive Plan, which is attached to this Proxy Statement as Appendix A and incorporated by reference into this proposal. We believe the Restated Plan will result in additional benefit to the Company while continuing our practice of compensating our executives through programs that emphasize performance. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Universal Truckload Services, Inc. approve the 2014 Amended and Restated Stock Incentive Plan, including the material terms of the performance goals under such plan.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER SUCH PLAN.

OTHER MATTERS

We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

SHAREHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, any shareholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Shareholders to be held in 2015 must set forth such proposal in writing and file it with the Secretary of the Company no later than December 31, 2014, the date that is 120 days before May 1, 2015. Further, pursuant to Rule 14a-4, if a shareholder fails to notify us of a proposal before March 16, 2015, the date that is 45 days before May 1, 2015, such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

BY THE ORDER OF THE BOARD OF DIRECTORS

/s/ Steven A. Fitzpatrick
Steven A. Fitzpatrick
Secretary

APPENDIX A

UNIVERSAL TRUCKLOAD SERVICES, INC.

2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN

TERMINATION DATE: APRIL 22, 2024

1.	ESTABLISHMENT AND PURPOSES.

(a) Adoption. Universal Truckload Services, Inc., a Michigan corporation (the “Company”) hereby adopts the Universal Truckload Services, Inc. 2014 Amended and Restated Stock Incentive Plan (the “Plan”). The Plan shall become effective on April 23, 2014 (the “Effective Date”), the date it was adopted by the Company’s Board of Directors, subject to the approval of the Company’s shareholders at the 2014 Annual Meeting. After the Effective Date, Stock Awards may be made as provided herein and may be made pursuant to and in accordance with agreements for the issuance thereof entered into prior to the Effective Date. This Plan or any subsequent plan may be amended and readopted by the Board and the shareholders from time to time. Each re-adoption shall constitute a new plan. Participants may hold awards under more than one plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units and (viii) unrestricted Common Stock. The granting, vesting and/or exercisability of any Stock Award may be conditioned in whole or in part on performance.

(d) General Purpose. The Company, by means of this Plan, seeks to provide incentives for the group of persons eligible to receive Stock Awards to attract and retain highly-qualified key Employees, Directors and Consultants, to encourage such individuals to exert maximum efforts toward the success of the Company and its Affiliates, and to further align the interests of such individuals with those of the Company’s shareholders.

(e) This Plan is an amendment and restatement of Universal Truckload Services, Inc. 2004 Stock Incentive Plan, which was adopted by the Board and approved by the Company’s shareholders on December 10, 2004. Should any material provision of this Plan be determined to impair the rights of a Participant under an award granted prior to the Effective Date of this Plan, the award agreement covering the Stock Award shall instead be treated as including the provision as stated in the 2004 Stock Incentive Plan as an explicit term.

2.	DEFINITIONS.

(a) “Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Beneficial Owner” means the definition given in Rule 13d-3 of the Exchange Act.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any of the following events:

(i)	The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member) that will continue the business of the Company in the future;

(ii)	A merger or consolidation involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, and (3) is not CenTra, Inc. or one of its affiliates, Manuel J. Moroun or one of his affiliates, Matthew T. Moroun or one of his affiliates, or any group in which any of the foregoing is a member, shall be excluded from the list of “shareholders of the Company immediately prior to such merger or consolidation” for purposes of the preceding calculation;

(iii)	Any person or group (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member) is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (including by way of merger, consolidation or otherwise) and the representatives of CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member, individually or in the aggregate, cease to have the ability to elect a majority of the Board (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group);

(iv)	A dissolution or liquidation of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any rules and regulations promulgated thereunder.

(f) “Committee” means a committee of two or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Subsection 3(b) of the Plan. To the extent the Board has not delegated its authority under the Plan to such committee, the term “Committee” shall mean the Board.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Universal Truckload Services, Inc., a Michigan corporation.

(i) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services (including services which are deemed to be consulting or advisory services under applicable federal securities law) and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate and is compensated for such services. However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors or Directors who are compensated by the Company solely for their services as Directors.

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

(k) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Stock Awards, unless otherwise defined in the document evidencing the grant of the Stock Award. The determination of Disability made in writing by the Company shall be final and conclusive for all purposes of the Stock Awards.

(n) “Employee” means any person employed by the Company or an Affiliate. Service solely as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange, the Fair Market Value of a share of Common Stock shall be the closing price of the Common Stock as reported by the principal national securities exchange on which the Common Stock is listed or admitted to trading, regularly quoted, or if no sale of Common Stock shall have been reported on such date, then the immediately preceding date on which sales of the Common Stock have been so reported or quoted shall be used.

(ii)	In the event the Common Stock is no longer listed for trading on a national securities exchange, the Fair Market Value shall be determined in good faith by the Committee.

(iii)	Notwithstanding anything to the contrary in the foregoing, the Fair Market Value for purposes of grants under the Plan shall be determined in a manner consistent with avoiding adverse tax consequences under Sections 409A and 422 of the Code.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation (directly or indirectly) from the Company an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(u) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchases shares of Common Stock granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and generally may be in the form provided in Exhibit A or such other form as determined by the Committee.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(y) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(z) “Performance Award” means a Stock Award granted to a Participant that is conditioned in some manner upon the achievement of one or more of the performance measures described in Section 9 of the Plan.

(aa) “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Subsection 7(d) of the Plan.

(bb) “Plan” means this Universal Truckload Services, Inc. 2014 Amended and Restated Stock Incentive Plan.

(cc) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of the grant of a Restricted Stock Bonus or a Restricted Stock Purchase Right or a Restricted Stock Unit as specified therein. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and generally may be in the form provided in Exhibit B or such other form as determined by the Committee.

(dd) “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Subsection 7(a) of the Plan.

(ee) “Restricted Stock Purchase Right,” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Subsection 7(b) of the Plan.

(ff) “Restricted Stock Unit” means the right to receive one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. These Restricted Stock Units are subject to the provisions of Subsection 7(e).

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule, regulation or statute fulfilling the same or a similar function, as in effect from time to time.

(hh) “Section 162(m) Exception” means the exception under Section 162(m) of the Code for “qualified performance-based compensation.”

(ii) “Section 409A” means Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right.

(ll) “Stock Award” means any grant of an Option, Restricted Stock, a Restricted Stock Purchase Right, a Stock Appreciation Right, a Phantom Stock Unit, a Restricted Stock Unit, unrestricted Common Stock or any other stock-based award. These Awards may include, but are not limited to those listed in Subsection 1(c).

(mm) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.

(a) Administration. The Board shall administer the Plan unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee or Committees of two or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. References in this Plan to the “Committee” shall apply to (i) the Board to the extent the Board has not delegated, or has reassumed, its authority to administer the Plan, and (ii) any subcommittee to the extent the Committee has delegated its authority to such subcommittee to administer the Plan.

(b) Composition of the Committee. If the Board appoints a Committee, the Committee shall be comprised of at least two members of the Board; provided that (i) with respect to any Stock Award that is intended to satisfy the requirements of Rule 16b-3, the Committee shall consist of at least such number of Directors as is required from time to time by Rule 16b-3, and each committee member shall satisfy the qualification requirements of such rule; (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of Directors as is required from time to time to satisfy Section 162(m) of the Code, and each such committee member shall satisfy the qualification requirements of such exception; and (iii) to the extent required under the rules of any stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, each member of the Committee shall satisfy any “independence” or other requirements of such exchange or quotation system; provided, however, that if any such committee member is found not to have met the qualification requirements set forth in clauses (i) and/or (ii) above, any actions taken or Stock Awards granted by such Committee shall not be invalidated by such failure to so qualify. Subject to the limitations set forth herein and applicable law, the Committee shall have the authority to delegate some or all of its authority under the Plan to one or more members of the committee or to one or more officers of the Company.

(c) Powers of Committee. The Committee (or if no Committee, the Board) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine from time to time (A) the recipients of Stock Awards; (B) the timing of Stock Awards; (C) the types of Stock Awards to be granted; (D) the number of shares or cash amounts payable in connection with Stock Awards; (E) the terms, conditions, restrictions and/or limitations applicable to each Stock Award in accordance with the terms of the Plan (which need not be identical), including the time or times and the conditions upon which a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)	To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any document or agreement evidencing a Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)	To amend the Plan or a Stock Award as provided in Section 13 of the Plan.

(iv)	Generally, to exercise such powers and to perform such acts as the Committee deems necessary, desirable, convenient or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(v)	Subject to the express provisions of the Plan (e.g., relating to repricing and minimum vesting requirements), to amend the terms of any outstanding Stock Award or to waive any condition or restriction applicable to any Stock Award in any manner that is not inconsistent with the terms of the Plan; provided, however, that no amendment may materially impair the rights of the holder thereof without the holder’s consent. Notwithstanding the foregoing, subject to the limitations of applicable law, the Committee may amend the terms of any Stock Award without the affected Participant’s consent if necessary to comply with any law, regulation, judicial decision, accounting standards, regulatory guidance or other legal requirement, or to comply with Section 409A of the Code.

(vi)	To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

(d) Delegation to Subcommittee. Within the scope of such authority, the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or the Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award. (For instance, the Board or Committee may instead elect to comply with Rule 16b-3 by having the Board approve the Stock Award, by having the Company’s shareholders approve or ratify the Stock Award, or designing the Stock Award so that the Common Stock must be held by the Participant for a period of at least six (6) months (in the case of the grant of a Option or SAR, at least six (6) months must elapse from the date of grant until the date of disposition (and not exercise) of either (x) the Option or SAR, as applicable, or (y) the underlying Common Stock)).

(e) Changes in Required Restrictions. With respect to any restriction in the Plan, or to which any Stock Award is subject, that is based on the requirements of Rule 16b-3, Section 422 of the code, the Section 162(m) Exception, Section 409A of the Code, the rules of any exchange upon which the Company’s securities are listed or automated quotation system upon which the Company’s securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to grant Stock Awards that are not subject to such restriction and/or to waive any such restriction with respect to outstanding Stock Awards.

(f) Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations.

(g) Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee (or the Board if no Committee) in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Five Hundred Thousand (500,000) shares.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason (i) expire or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. To the extent that a Stock Appreciation Right or Phantom Stock Unit granted under the Plan is redeemed by payment in cash rather than shares of Common Stock, the shares of Common Stock subject to the redeemed portion of the Stock Appreciation Right shall revert to and again become available for issuance under the Plan. Notwithstanding the foregoing, if any such shares of Common Stock could not again be available for Awards to a particular Participant under any applicable law or regulation, the shares will be available exclusively for Stock Awards to Participants who are not subject to such limitation.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants, which shall include individual independent sales agents who provide services primarily to the Company and its Affiliates.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be granted Options or Stock Appreciation Rights designed to satisfy the Section 162(m) Exception covering more than One Hundred Thousand (100,000) shares of Common Stock during any fiscal year.

(d) Consultants.

(i)	A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)	Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.	OPTION PROVISIONS.

Each Option shall be evidenced by an Option Agreement and shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option pursuant to a Change in Control and in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option pursuant to a Change in Control and in a manner satisfying the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash or by check at the time the Option is exercised or (2) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, (3) pursuant to a “same day sale” program or delivery to the Company of an irrevocable Option exercise notice together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of an Option and promptly deliver to the Company the amount of the sale proceeds necessary to pay the exercise price of the Option (provided that with respect to such a cashless exercise, the Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise), (4) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; or (5) by some combination of the foregoing that is acceptable to the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee. The vesting provisions of individual Options may vary. The provisions of this Subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. Unless the Option Agreement otherwise provides, in the event an Optionholder’s Continuous Service terminates, the Optionholder’s Options that have not vested or were not exercisable as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those Options that have vested, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but (i) for Incentive Stock Options, only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement, and (ii) for Nonstatutory Stock Options, only within such period of time ending on the earlier of (A) the date specified in the Option Agreement, or (B) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within such time period, the Option shall terminate. Nothing in this Section 6(h) shall restrict the Committee from amending an Incentive Stock Option in order to cause it to be treated as a Nonstatutory Stock Option.

(i) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. Unless the Option Agreement provides otherwise, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her vested Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), provided that the Option is exercised within such period of time ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder. Unless the Option Agreement provides otherwise, in the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the vested Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Subsection 6(e) or 6(f) of the Plan, provided that the Option is exercised within such period of time ending on the earlier of (i) twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(m) Shareholder Rights and Privileges. An Optionholder shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised Option. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Bonus Awards. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Bonus Awards shall be deemed to include (unless expressly stated otherwise) the substance of each of the following provisions:

(i)	Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)	Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Committee; provided, however, that in no event shall any Restricted Stock Bonus Award that is a Performance Award vest (or be accelerated such that it vests) in under one year from the date of grant. The Committee may provide that the shares will vest upon (A) the Participant’s Continued Service with the Company for a specified period of time; (B) the attainment of one or more performance measures established by the Committee as set forth in Section 9; (C) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (D) a combination of any of the foregoing.

(iii)	Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any shares that have not vested as of the date of termination shall automatically and without notice be forfeited on the date of termination.

(iv)	Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(v)	Rights and Restrictions Governing Restricted Stock. Common Stock awarded pursuant to a Restricted Stock Bonus Award shall be registered in the Participant’s name or otherwise credited to the participant. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have no right to vote or to receive dividends or other distributions with respect to shares of Common Stock subject to a Restricted Stock Bonus Award that have not vested. In addition, with regard to shares of Common Stock subject to a Restricted Stock Bonus Award that have not vested, (A) the Participant shall not be entitled to delivery of unrestricted shares until all conditions to vesting have been satisfied; (B) the Participant may not sell, transfer, pledge, assign, exchange, hypothecate or otherwise encumber or dispose of the shares until all conditions to vesting have been satisfied; (C) and a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Bonus.

(b) Restricted Stock Purchase Rights. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Purchase Rights shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)	Purchase Price. The purchase price under each Restricted Stock Agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Agreement. The purchase price shall not be less than eighty five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made.

(ii)	Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Agreement shall be paid either: (i) in cash or by check at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(iii)	Vesting. The Committee shall determine the criteria under which shares of purchased Common Stock under the Restricted Stock Agreement shall vest. The criteria may or may not include performance criteria or Continuous Service; provided, however, that the limitations on the vesting schedule stated in Section 7(a)(ii) shall apply. Shares of Common Stock acquired may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

(iv)	Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any Restricted Stock Purchase Rights for which the purchase price has not been paid and any shares that have not vested as of the date of termination shall automatically and without notice be forfeited.

(v)	Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(vi)	A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised Restricted Stock Purchase Right. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as are issued pursuant to the Restricted Stock Purchase Right and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

(c) Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (i) stand-alone SARs and (ii) stapled SARs.

(i)	Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the stand-alone SAR, the Participant shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares established at the time of the grant.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Committee in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than eighty five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(ii)	Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Committee may establish and shall grant a Participant the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled under this Section 7 upon the redemption of stapled SARs as described in Section 7(c)(ii)(b) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(iii)	The following terms and conditions shall govern the grant and redeemability of SARs (both stand-alone and stapled):

(A) The term of each SAR shall be as specified by the Committee, but in no event shall a SAR be exercisable after the expiration of ten (10) years from the date of grant.

(B) In the event a Participant’s Continuous Service terminates (including upon death or Disability), SARs that have not vested as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those SARs that have vested, unless the document evidencing the grant states otherwise, the Participant or Participant’s designee may exercise a SAR (to the extent that the Participant was entitled to exercise the SAR as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the SAR or tandem Option, if any. If, after termination of Continuous Service, the Participant does not exercise his or her SAR within such time period, the SAR shall terminate.

(C) A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised or exercised SAR.

(d) Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i)	Phantom Stock Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Committee may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Committee otherwise provides in an agreement representing the Phantom Stock Units; provided, however, that no such agreement shall be required to effect an award of Phantom Stock Units.

(ii)	The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(iii)	In the event a Participant’s Continuous Service terminates (including upon death or Disability), Phantom Stock Units that have not vested as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those Phantom Stock Units that have vested, unless the document evidencing the grant states otherwise, the Participant or Participant’s designee may redeem a Phantom Stock Unit (to the extent that the Participant was entitled to redeem such Phantom Stock Unit as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the Phantom Stock Unit, if any. If, after termination of Continuous Service, the Participant does not redeem his Phantom Stock Units within such time period, the Phantom Stock Units shall terminate.

(iv)	A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to Phantom Stock Units.

(e) Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

(i)	A Restricted Stock Unit is the right to receive one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. Participants may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such restricted stock in a manner determined by the Committee. When the Participant vests in such restricted stock, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Participant on his/her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

(ii)

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Units shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(A)	Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(B)	Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Committee; provided, however, that the limitations on the vesting schedule stated in Section 7(a)(ii) shall apply to Restricted Stock Units.

(C)	Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any shares that have not vested as of the date of termination shall automatically and without notice be forfeited on the date of termination.

(D)	Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(E)	Rights and Privileges. A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised or unvested Restricted Stock Unit. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as are issued pursuant to the Restricted Stock Unit and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

(f) Unrestricted Stock. The Committee may cause the Company to grant unrestricted shares of Common Stock to Participants at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Unrestricted Common Stock shall immediately vest and shall not be subject to any restricted period. Except as required by applicable law, no payment shall be required for shares of unrestricted Common Stock. The Company shall issue, in the name of each Participant to whom unrestricted shares of Common Stock have been granted, stock certificates representing the total number of shares granted to the Participant and shall deliver such certificates to the Participant as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising his or her Stock Award. Furthermore, the Company shall have not duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the Participant of such Stock Award.

9.	PERFORMANCE AWARDS

(a) The grant, vesting, and/or exercisability of any Stock Award may, in the Committee’s sole discretion, be conditioned, in whole or in part, on the attainment of performance targets related to one or more performance measures over a performance period, in which case, such Stock Award shall constitute a Performance Award under the Plan.

(b) Performance Awards that are not intended to qualify for the Section 162(m) Exception may be based on the achievement of such goals and be subject to such terms, conditions, and restrictions as the Committee shall determine.

(c) Performance Awards that are intended to qualify for the Section 162(m) Exception based on the satisfaction of one or more performance measures shall be conditioned upon the achievement during a specified performance period of specified levels of one or more of the measures listed below. The Committee shall establish the performance measures applicable to such performance either (i) prior to the beginning of the performance period or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date on which 25% of the performance period has elapsed; provided such measures may be made subject to adjustment for specified significant extraordinary items or events to the extent consistent with Section 162(m) of the Code. The performance measures established by the Committee may be based upon (1) the earnings or earnings per share of the Company or of any business unit of the Company designated by the Committee; (2) the net operating margin of the Company or of any business unit of the Company designated by the Committee; (3) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee; (4) the earnings before interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee; (5) the return on shareholders’ equity achieved by the Company; (6) the total shareholders’ return achieved by the Company; (7) any of the foregoing calculated on a “non-GAAP basis”; (8) the price of a share of Common Stock; (9) the Company’s market share; (10) the market share of a business unit of the Company designated by the Committee; (11) the Company’s sales; (12) the sales of a business unit of the Company designated by the Committee; (13) operating income of the Company or of any business unit of the Company designated by the Committee; (14) operating expense ratios of the Company or of any business unit designated by the Committee; (15) the economic value added; or (16) any combination of the foregoing. A measure that is calculated on a “non-GAAP basis” is a measure that is adjusted (to the extent consistent with the Section 162(m) Exception) to reflect the impact of special items, which items are reflected from time to time in the Company’s published financials. Special items are material nonrecurring adjustments deemed appropriate to exclude by the Committee and may include, without limitation, (a) unrealized gains or losses and other items that are recorded by the Company as a result of Accounting Standards Codification Topic 815 (previously issued as Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended); (b) impairment and other non-cash charges including the impact of changes in accounting principles or estimates or other unusual, infrequent non-cash items; and (c) other items not considered to be representative of the Company’s ongoing operations.

(d) To the extent the Committee intends for Stock Awards to qualify for the Section 162(m) Exception, prior to the Participants’ receipt of shares of Common Stock (or cash, as applicable) pursuant to such Stock Awards (or prior to receipt of the Awards themselves, if applicable), the Committee shall certify whether the performance targets and measure(s) related to such Stock Awards have been achieved. The Committee, in its sole discretion, may provide for a reduction in a Participant’s Performance Award during the performance period.

10.	CANCELLATION AND RE-GRANT OF OPTIONS.

(a) Upon obtaining any approval of the shareholders of the Company required by applicable law or the listing requirements of the Nasdaq National Market System or any other securities exchange on which the Common Stock may then be traded, the Board shall have the authority to effect (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%) of Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% shareholder (as described in Subsection 5(b) of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

(b) Shares subject to an Option canceled under this Section 10 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Subsection 4(a) of the Plan as provided under Section 162(m) of the Code and the regulations promulgated thereunder. The repricing of an Option under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Subsection 5(c) of the Plan. The provisions of this Subsection 10(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11.	MISCELLANEOUS.

(a) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted a Stock Award nor any other rights hereunder except as may be evidenced by an agreement, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations with respect to any Stock Award.

(b) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or nor such action would have an adverse effect on the Plan or any Stock Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(c) Acceleration of Exercisability and Vesting. Subject to the requirements of Section 409A, the Committee (or if no Committee, the Board) shall have the power to accelerate exercisability and/or vesting when it deems fit, such as upon a Change of Control, and shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(d) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

(e) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the

Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

(f) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition of, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(i) Fractional Shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.

(j) Restrictions on Transfer. Except as otherwise provided in this Plan, the Option Agreement, the Restricted Stock Agreement or other agreement evidencing such Stock Award, no Stock Award granted under this Plan or any right evidenced thereby shall be transferable by the Participant other than by will or the laws of descent and distribution. In addition, any Stock Award shall be subject to any additional restrictions on transfer provided for in the Plan or any agreement evidencing such Stock Award.

(k) Section 409A. The Plan is intended to provide compensation that is exempt from or that complies with Section 409A of the Code, and ambiguous provisions, if any, shall be construed in a manner that is compliant with or exempt from the application of Section 409A of the Code. The Plan shall not be amended in a manner that would cause the Plan or any amounts payable under the Plan to fail to comply with the requirements of

Section 409A of the Code, to the extent applicable, and further, the provisions of any purported amendment that may reasonably be expected to result in such non-compliance shall be of no force or effect with respect to the Plan. To the extent the Committee determines that any Stock Award granted under the Plan is subject to Section 409A of the Code, the agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the adverse tax consequences under Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Committee determines that any Stock Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the Stock Award or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect) or take any other actions that the Committee (if no Committee, the Board) determines are necessary or appropriate to exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award or to comply with the requirements of Section 409A of the Code.

(l) Notwithstanding any provision of this Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code as of the date of the Participant’s termination of Continuous Service and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A of the Code, then any amounts or benefits that are payable under the Plan upon the Participant’s “separation from service” within the meaning of Section 409A of the Code that (i) are subject to the provisions of Section 409A of the Code; (ii) are not otherwise excluded under Section 409A of the Code; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day following the earlier of (1) the date that is six months and one day following the date of termination or (2) the date of the Participant’s death.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) No Effect on Right or Power. The existence of the Plan and the Stock Awards granted hereunder shall not affect in any way the right or power of the Board of the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s or any Affiliate’s capital structure of its business; (ii) any merger or consolidation of the Company or any Affiliate; (iii) any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof; (iv) the dissolution or liquidation of the company or any Affiliate; (v) any sale, lease, exchange or other disposition of all or any part of the company’s or any Affiliate’s assets or business; or (vi) any other corporate act or proceeding.

(b) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Subsection 4(a) above and the maximum number of securities subject to award to any person pursuant to Subsection 5(c) above, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of the securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(c) Adjustments Upon a Change of Control.

(i)

In the event of a Change of Control as defined in 2(d)(i) through 2(d)(iii), such as an asset sale, merger, or change in ownership of voting power, then any surviving entity or acquiring entity shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award, (2) continue the Stock Awards, or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit or similar award that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board or Committee shall not be obligated to treat all Stock Awards, even those which are of the same type, in the same manner under this Section 12(c).

(ii)	In the event of a Change of Control as defined in Section 2(d)(iv), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

(d) Section 409A Considerations. Notwithstanding anything to the contrary in this Section 12, any adjustments made pursuant to this section shall be made in conformity with Section 409A of the Code to the extent necessary to avoid its application or adverse tax consequences thereunder.

13.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company if such approval is required under applicable law or regulation or by any exchange or automated quotation system upon which the Common Stock is listed for trading or quoted.

(b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Material Impairment of Rights. Subject to other applicable provisions of the Plan, all Stock Awards made under the Plan prior to termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of the Stock Awards. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

16.	CHOICE OF LAW.

The law of the State of Michigan shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

EXHIBIT A

FORM OF OPTION AGREEMENT

UNIVERSAL TRUCKLOAD SERVICES, INC.

2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (the “Option” or the “Agreement”) is made on the      day of                     , 20     (the “Effective Date”), by and between UNIVERSAL TRUCKLOAD SERVICES, INC., a Michigan corporation (the “Company”), and                      (the “Optionholder”).

Grant Date:

Number of Shares:

Option Price Per Share:

Expiration Date:

The Company, pursuant to the terms of the 2014 Amended and Restated Stock Incentive Plan adopted by the Company’s Board of Directors on April     , 2014 (the “Plan”), hereby grants an option to purchase the aforementioned number of shares of common stock of the Company (“Common Stock”) to the Optionholder at the aforementioned price and in all respects subject to the terms, definitions and provisions of this Agreement. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercise and Option. This Option shall be exercisable at any time and from time to time pursuant to the exercise schedule and in accordance with the terms of this Agreement as follows:

(a) Exercise Schedule. This Option shall become exercisable and shall vest in installments as indicated below:

Percentage of option vested and available for exercise	Cumulative percentage of option vested and available for exercise	Exercise and Vesting Date
%	%	Immediately
%	%
%	%
%	%
%	%

(b) Method of Exercise. This Option shall be exercisable by a written notice, which shall:

(i) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii) contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionholder, be accompanied by proof, satisfactory to the Company’s counsel, of the right of such person or persons to exercise the Option;

(iv) be accompanied by payment to the Company of the full Option price for the shares with respect to which the Option is exercised. The option price shall be paid in the following manner:

(A) full payment in cash or equivalent;

(B) pursuant to a “same day sale” program or delivery to the Company of an irrevocable exercise notice together with irrevocable instructions from the Optionholder to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of an Option and promptly deliver to the Company the amount of the sale proceeds necessary to pay the exercise price of the Option (provided that with respect to such a cashless exercise, the Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise);

(C) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;

(D) any combination of subclauses “A” through “C”, equal to the aggregate of the option price, or as approved by the Committee.

(c) Securities Exemption. The Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of an Option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, or (ii) prior to receiving an opinion of counsel satisfactory to the Company that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(d) Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require the person exercising the Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(e) Termination, Death or Disability

(i) In the event the Continuous Service of the Optionholder shall be terminated by the Company, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time within              (    ) days after such termination of Continuous Service, but in no case later than the date on which the Option would otherwise terminate.

(ii) In the event the Continuous Service of the Optionholder shall be terminated by the Employee for any reason other than death or Disability (as defined by the Plan), the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time after the 90th day following the date of termination but within              (    ) days of such termination of Continuous Service, but in no case later than the date on which the Option would otherwise terminate; provided, however, that the vested portion of the Option may only be exercised if and only if the Optionholder has not become employed by another company in the motor freight business in the United States, Canada, or Mexico, in which case all vested shares shall be forfeited.

(iv) In the event the Continuous Service of the Optionholder shall be terminated due to Disability, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time within              (    ) months after such Disability, but in no case later than the date on which the Option would otherwise terminate.

(v) If the Optionholder shall die while employed by the Company, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option shall become immediately exercisable by the Optionholder’s estate, by the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance, or by the person designated by the Optionholder to exercise the Option upon the Optionholder’s death. Such exercise may occur at any time within              (    ) months after the date of the Optionholder’s death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option would otherwise terminate.

(vi) This Option shall terminate on the aforementioned Expiration Date, unless terminated prior thereto as provided herein or in the Plan.

2. Nontransferability of Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution or to the Optionholder’s designee as provided in Section 1(e)(v) and, during the lifetime of the Optionholder, may be exercised only by him or her. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

3. Stock Subject to the Option. The Company and the Optionholder agree that the Common Stock of the Company acquired upon exercise of the Option shall not be sold or transferred for 180 days after issuance and shall be subject to the other restrictions set forth in the Plan and subject to the restriction as set out in Paragraph 4 of this Agreement.

4. Right of First Refusal. The Optionholder shall not sell or transfer the shares issued upon exercise of the Option without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Notice, the Company shall have until the close of business on the fourth business day after the Notice to agree to purchase the shares intended for sale. If the Company exercises its right to purchase the shares, the purchase shall be on the fifth day after the Notice and the purchase price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Optionholder shall have ten (10) business days thereafter to sell the shares. If the Optionholder does not sell the shares within such ten-day period, this right of first refusal shall be applicable to any subsequent sale of said shares.

5. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Optionholder at the address appearing in the personnel records of the Company for the Optionholder or to either part at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

6. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Optionholder the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Optionholder or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

7. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Optionholder and all rights granted to the Company under this Agreement shall be binding upon Optionholder’s heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionholder, his heirs, legal representatives or successors may have in respect to the Plan or any options or Common Stock granted or issued hereunder, whether to himself or to any other person.

8. Withholding. An Optionholder shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes.

9. Governing Plan and Plan Amendments. By entering into this Agreement, the Optionholder agrees and acknowledges that the Optionholder has received a copy of the Plan. The award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. By signing this Agreement, you accept this award, acknowledge receipt of a copy of the Plan and acknowledge that the award is subject to all the terms and provisions of the Plan and this Agreement. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Optionholder’s written consent.

10. Terms. Any terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the Plan.

11. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

COMPANY:

By:

Name:

Title:

OPTIONHOLDER:

I acknowledge having received, read and understood the Plan and this Agreement. I accept the terms and conditions of my Option as set forth in this Agreement, subject to the terms and conditions of the Plan.

Signature of Optionholder Name (please print): Agreed to and accepted this day of , 20 .

EXHIBIT B

FORM OF RESTRICTED STOCK AGREEMENT

UNIVERSAL TRUCKLOAD SERVICES, INC.

2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN

RESTRICTED STOCK BONUS AWARD

NOTIFICATION OF AWARD AND TERMS AND CONDITIONS OF AWARD

THIS RESTRICTED STOCK BONUS AWARD AGREEMENT (the “Agreement”) contains the terms and conditions of the restricted stock bonus award granted to you by Universal Truckload Services, Inc., a Michigan corporation (the “Company”) under Universal Truckload Services, Inc.’s 2014 Amended and Restated Stock Incentive Plan, adopted by the Company’s Board of Directors on April     , 2014 (the “Plan”).

Name of Grantee:

Grant Date:

Number of Shares:

The Company, pursuant to the terms of the Plan hereby grants to you, effective on the aforementioned Grant Date, the right to receive the number of shares shown above of Common Stock of the Company (“Shares”) on the Vesting Date (as defined below). Before the Shares are vested, they are referred to in this Agreement as “Restricted Stock.”

1. Payment. The Restricted Stock is granted without requirement of payment.

2. Stockholder Rights. Your Restricted Stock will be held for you by the Company or by a designated transfer agent until the applicable Vesting Date. You shall have all the rights of a stockholder only with respect to shares of Restricted Stock that have vested. Without limiting the generality of the forgoing, with respect to your unvested Restricted Stock, you shall have neither the right to vote such shares at any meeting of shareholders of the Company nor the right to receive any dividends paid in cash or otherwise with respect to such shares.

3. Vesting of Restricted Stock.

(a) Vesting. Your Restricted Stock will vest as follows, provided you have not incurred a Forfeiture Condition described below:

Percentage of shares vesting	Cumulative percentage vested	Vesting Date
%	%	Immediately
%	%
%	%
%	%
%	%

(b) Forfeiture Conditions. Subject to Paragraph 3(c) below, the shares of your Restricted Stock that would otherwise vest on a Vesting Date will not vest and shall be forfeited if, after the Grant Date and prior to the Vesting Date:

(i) your Continuous Service as an Employee terminates on or prior to the Vesting Date; or

(ii) you are discussing or negotiating the possibility of becoming or are considering an offer to become, or have accepted an offer or entered into an agreement to become an employee, officer, director, partner, manager, consultant to, or agent of, or otherwise becoming affiliated with, any entity competing or seeking to compete with the Company or an affiliate of the Company; or

(iii) you are subject to an administrative suspension, unless you are reinstated as an Employee in good standing at the end of the administrative suspension period, in which case the applicable number of shares of Restricted Stock would vest as of the date of such reinstatement.

(c) Accelerated Vesting; Vesting Notwithstanding Termination. Your Restricted Stock will vest earlier than described in Paragraph 3(a), and such earlier vesting date shall also be considered a “Vesting Date,” under the following circumstances:

(i) The Committee may, in its discretion, at any time accelerate the vesting of your Restricted Stock on such terms and conditions as it deems appropriate.

(d) Mandatory Deferral of Vesting. If the vesting of Restricted Stock in any year could, in the Committee’s opinion, when considered with your other compensation, result in the Company’s inability to deduct the value of your Shares because of the limitation on deductible compensation under Internal Revenue Code Section 162(m), then the Company in its sole discretion may defer the Vesting Date applicable to your Restricted Stock (but only to the extent that, in the Committee’s judgment, the value of your Restricted Stock would not be deductible) until six months following the termination of your Employee status.

4. Forfeiture of Restricted Stock. If you suffer a forfeiture condition (i.e., if your Continuous Service as an Employee is terminated prior to the Vesting Date and the vesting is not accelerated under Paragraph 3(c), you will immediately forfeit your Restricted Stock, and all of your rights to and interest in the Restricted Stock shall terminate upon forfeiture without payment of consideration. Forfeited Restricted Stock shall be reconveyed to the Company.

5. Taxes and Tax Withholding.

(a) Upon the vesting of your Restricted Stock, you will have income in the amount of the value of the Shares that become vested on the Vesting Date, and you must pay income tax on that income.

(b) You agree to consult with any tax consultants you think advisable in connection with your Restricted Stock and acknowledge that you are not relying, and will not rely, on the Company for any tax advice. Please see Section 9(b) regarding Section 83(b) elections.

(c) Whenever any Restricted Stock becomes vested under the terms of this Agreement, you must remit, on or prior to the due date thereof, the minimum amount necessary to satisfy all of the federal, state and local withholding (including FICA) tax requirements imposed on the Company (or the Affiliate that employs you) relating to your Shares. The Committee may require you to satisfy these minimum withholding tax obligations by any (or a combination) of the following means: (i) a cash, check, or wire transfer; (ii) authorizing the Company to withhold from the Shares otherwise deliverable to you as a result of the vesting of the Restricted Stock, a number of Shares having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation; or (iii) in unencumbered shares of the Company common stock, which have been held for at least six months.

6. Restricted Stock Not Transferable. Neither Restricted Stock, nor your interest in the Restricted Stock, may be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time prior to vesting applicable to any award of Restricted Stock issued in your name. Any attempted action in violation of this paragraph shall be null, void, and without effect.

7. Right of First Refusal. The Grantee shall not sell or transfer the Shares without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Notice, the Company shall have until the close of business on the fourth business day after the Notice to agree to purchase the Shares intended for sale. If the Company exercises its right to purchase the Shares, the purchase shall be on the fifth day after the Notice and the price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Grantee shall have ten (10) business days thereafter to sell the Shares. If the Grantee does not sell the Shares within such ten-day period, this right of first refusal shall be applicable to any subsequent sale of said Shares.

8. Stock Issuance.

(a) The value of the Shares under this Agreement will not be taken into account in computing the amount of your salary or other compensation for purposes of determining any pension, retirement, death or other benefit under any employee benefit plan of the Company or any affiliate of the Company, except to the extent such plan or another agreement between you and the Company specifically provides otherwise.

(b) The Company may, without liability for its good faith actions, place legend restrictions upon the Restricted Stock or unrestricted Shares obtained upon vesting of the Restricted Stock and issue “stop transfer” instructions requiring compliance with applicable securities laws and the terms of the Restricted Stock.

9. Agreements of Grantee. By accepting this award,

(a)	You agree to provide any information reasonably requested by the Company from time to time, and

(b) You agree not to make an Internal Revenue Code Section 83(b) election with respect to this award of Restricted Stock.

10. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Grantee at the address appearing in the personnel records of the Company for the Grantee or to either part at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Grantee the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Grantee or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

12. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon Grantee’s heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Grantee, his heirs, legal representatives or successors may have in respect to the Plan or any Shares granted or issued hereunder, whether to himself or to any other person.

13. Governing Plan and Plan Amendments. By entering into this Agreement, the Grantee agrees and acknowledges that the Grantee has received a copy of the Plan. The award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. By signing this Agreement, you accept this award, acknowledge receipt of a copy of the Plan and acknowledge that the award is subject to all the terms and provisions of the Plan and this Agreement. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Grantee’s written consent.

14. Terms. Any terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the Plan.

15. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

COMPANY:

By:

Name:

Title:

GRANTEE:

I acknowledge having received, read and understood the Plan and this Agreement. I accept the terms and conditions of my Restricted Stock award as set forth in this Agreement, subject to the terms and conditions of the Plan.

Signature of Grantee Name (please print): Agreed to and accepted this day of , 20 .

Important Notice Regarding the Internet Availability of Proxy Materials: The Notice of Meeting, NPS/10K Wrap is/are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2014.

Revoking all prior proxies, the undersigned, a shareholder of UNIVERSAL TRUCKLOAD SERVICES, INC. (the “Company”), hereby appoints H.E. “Scott” Wolfe and David A. Crittenden, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, no par value (the “Common Stock”), of the undersigned in the Company at the Annual Meeting of Shareholders of UNIVERSAL TRUCKLOAD SERVICES, INC. to be held at 12755 E. Nine Mile Road, Warren, Michigan, 48089, on June 3, 2014 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4.

Continued and to be signed on the reverse side.

UNIVERSAL TRUCKLOAD SERVICES, INC.
12755 E. Nine Mile Road	VOTE BY INTERNET – www.proxyvote.com
Warren, MI 48089	Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instructions form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-page envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVERSAL TRUCKLOAD SERVICES, INC.

The Board of Directors recommends you vote FOR the following:

1. ELECTION OF DIRECTORS	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominees’ name on the line below

1) Donald B. Cochran	2) Matthew T. Moroun	3) Manuel J. Moroun	4) Frederick P. Calderone	5) Joseph J. Casaroll
6) Daniel J. Deane	7) Michael A. Regan	8) Daniel C. Sullivan	9) Richard P. Urban	10) Ted B. Wahby

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain

2. RATIFY THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	☐	☐	☐

3. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

4. TO APPROVE THE 2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER SUCH PLAN.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend the meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date